ANNUAL REPORT

   YEAR ENDED MARCH 31, 2003

   THE KENSINGTON FUNDS

   Real Estate Securities Fund
   Select Income Fund
   Strategic Realty Fund

   MANAGED PORTFOLIOS OF
   REAL ESTATE SECURITIES

   Income Oriented
   Value Driven

THE KENSINGTON FUNDS

TABLE OF CONTENTS

A NOTE FROM THE PRESIDENT                                    1

REIT MARKET OVERVIEW                                         2

KENSINGTON REAL ESTATE SECURITIES FUND
    Results at a glance                                      6
    Management's Discussion and Analysis                     7
    Schedule of portfolio investments                        9
    Statement of assets and liabilities                     11
    Statement of operations                                 12
    Statement of changes in net assets                      13
    Financial highlights                                    14
    Other share class results                               15

KENSINGTON SELECT INCOME FUND
    Results at a glance                                     16
    Management's Discussion and Analysis                    17
    Schedule of portfolio investments                       21
    Statement of assets and liabilities                     26
    Statement of operations                                 27
    Statement of changes in net assets                      28
    Statement of cash flows                                 29
    Financial highlights                                    30
    Other share class results                               33

KENSINGTON STRATEGIC REALTY FUND
    Results at a glance                                     34
    Management's Discussion and Analysis                    35
    Schedule of portfolio investments                       39
    Statement of assets and liabilities                     43
    Statement of operations                                 44
    Statement of changes in net assets                      45
    Statement of cash flows                                 46
    Financial highlights                                    47
    Other share class results                               50

NOTES TO THE FINANCIAL STATEMENTS                           51

REPORT OF INDEPENDENT AUDITORS                              65

THE KENSINGTON FUNDS

A NOTE FROM THE PRESIDENT

Dear Shareholder,

Over the last three years, real estate securities have outperformed the broad equities market by a wide margin during one of the worst bear markets in history -- a function of relatively healthy commercial real estate fundamentals and a clear demonstration of dividend yield mitigating downside risk. Over the long-term, REIT performance has matched that of the broad market, showing that higher current dividend yields have not come at the expense of competitive total returns.

The short-term outlook for the economy and the broad equities market remains cloudy. Admittedly, commercial real estate industry fundamentals are not as strong as in recent years. However, the overwhelming majority of REITs have remained profitable throughout this extended period of economic weakness, and in our opinion, valuations in many of the REIT sectors already discount much if not all of the bad news. Given this uncertain economic and stock market environment, we believe REITs' dividend yields will continue to benefit REIT performance over the next few years.

The following report reviews our investment results and portfolios for the twelve-month period ended March 31, 2003, during which the NAREIT Composite Index posted a modest decline (-2.06%) versus a substantial decline in the S&P 500 Index (-24.8%). We are pleased to report that Kensington Select Income Fund and Kensington Strategic Realty Fund generated positive returns (at net asset value) during this period.

We invite your inquiries regarding any questions, comments or additional information you may require.

Sincerely,

/s/ John Kramer
JOHN KRAMER

President, Kensington Investment Group

REIT  MARKET OVERVIEW

WHY DIVIDENDS MATTER

The following chart, which tracks REIT returns versus the S&P 500 over six different time periods ended December 31, 2002, clearly indicates why dividends matter.

            REIT             REIT Price-Only         REIT Total
        Dividends/1/     +   (excl. dividends)  =     Returns    VS.  S&P 500
---------------------------------------------------------------       --------
1 year          6.94%    +         -3.12%       =      3.82%           -22.10%

3 year          8.23%    +          6.11%       =     14.34%           -14.53%

5 year          7.32%    +         -4.02%       =      3.30%            -0.59%

10 year         7.45%    +          3.08%       =     10.53%             9.34%

20 year         8.39%    +          3.57%       =     11.95%            12.71%

25 year         9.02%    +          4.34%       =     13.36%            12.97%

Past performance is not predictive of future performance. This chart is illustrative in nature and does not represent the returns of any Kensington Fund.

Particularly worth noting is REITs' performance advantage over the last three years during one of the worst bear markets in history. We also call your attention to the fact that REIT returns have been quite competitive with the S&P 500 over the last 10, 20, and 25-year periods. We believe it is important for investors to realize that REIT dividends have historically not only provided downside protection in bear markets, but have also been an important component in generating competitive long-term performance versus the broad market.

We believe dividends will continue to matter, particularly during what may be an extended period of modest economic and corporate profit growth. We believe we are returning to a period in which investors will more often demand dividend income to offset some of the risk of equity investing. With REIT yields significantly higher than any other equities category and also enjoying a significant yield advantage over Treasuries and investment grade corporate bonds, we believe REITs should continue to attract investor capital.

/1/  Source:  NAREIT Equity Total Return Index.

FUNDAMENTALS AND VALUATIONS

Real estate industry fundamentals have been impacted by the soft economy. Occupancy rates have declined in the apartment and office sectors and fallen sharply in the distressed hotel sector. Currently, few real estate companies have pricing power and it could take some time before an improving economy will translate into higher rental rates. However, despite historically low interest rates, construction activity has been restrained. This has resulted in a favorable longer-term supply and demand balance in the commercial real estate market. In this environment, REITs are trading at approximately the value of their underlying property portfolio, well within their historical 80% to 130% of property value range.

Regarding real estate company senior securities, such as REIT preferred stocks, with the economy limping along it is premature to worry about interest rates rising enough to put pressure on real estate company senior securities prices. REIT senior securities have provided significantly higher yields than 10-year Treasuries and investment grade bonds./1/ We believe this yield spread would have to narrow considerably before REIT senior securities prices are negatively impacted by the perception of increasing interest rate risk.

We feel that real estate securities valuations seem reasonable relative to historical levels and the fundamental economic issues already discussed.

Finally, we would like to comment on recent media talk about "the real estate bubble." We want to point out that this refers to single-family homes, not the commercial real estate market. If the economy regains momentum and mortgage rates increase significantly, the booming housing market may be vulnerable. But an improving economy is a plus for commercial real estate and a decline in home buying activity could be beneficial for the apartment sector--fewer people buying new homes may translate into more renters.

/1/ Source: S&P 500: Bloomberg as of 4/2/03; 10 Year Treasury Notes: Bloomberg as of 4/2/03. The risks of investing in equity REITs are unique and similar to those of directly owing real estate (i.e. regulatory risks, concentration risk and diversification risk). Unlike REITs and stocks, which are volatile and subject to fluctuation in value, U.S. Treasury securities are backed by the U.S. government and, if held to maturity, offer a fixed rate of return and fixed principal value.

REIT MARKET OVERVIEW

REIT DIVIDEND SECURITY

One important consideration is how the slowdown in the economy will impact REIT dividends. We anticipate calendar 2003 REIT earnings will come in about 5% lower than 2002 levels. Thus, REITs are still making money, albeit at a slower pace. For example: if we see an earnings decline in this range, hypothetically a REIT that earned $1 per share in 2002 would earn $0.95 in 2003. Thus, despite earning less than last year, these REITs should remain profitable.

This relatively modest drop in earnings for the REIT universe should not have a meaningful impact on dividends, which currently represent about 85% of REIT cash flows. However, individual REITs in weaker property sectors, such as apartments and office, may experience larger earnings declines that could eventually pressure dividends.

Individual securities selection takes on a premium in such an environment and Kensington's investment process is designed to identify these risks and adjust the portfolio accordingly. Our focus on REIT preferred shares, which historically have had much more secure dividends than the common shares due to their "first call" on a REIT's earnings, is an example of this process at work.

INVESTMENT STRATEGY

Kensington's investment process attempts to add value by making allocation decisions among different property types as well as value oriented individual securities selection.

Currently, we are over weighted in the office sector, because we believe the bad news is reflected in office REIT prices, which are trading at the deepest discount to property values and offer dividend yields as high as 8% to 9%. We foresee demand for office space to lag other commercial real estate sectors as the economy recovers, as it may take some time to fill existing vacancies. We believe corporations will first fully utilize existing facilities before considering leasing additional space. Historically, whenever we have been able to buy quality office REITs at current valuations, we have made good money over the longer term.

We are under weighted in regional malls. Although this sector has shown the most favorable short-term results, we believe regional mall REIT valuations are extended.

While we believe demographics are very favorable, we remain cautious on the apartment sector and will likely remain so as long as the new housing market continues to boom or until valuations in the sector become more compelling.

We are looking closely at the depressed hotel sector. Although hotel dividends have already been cut and in many cases eliminated, some high quality hotel companies are trading at the kind of large discounts to value that are increasingly hard for value buyers to ignore.

IN CONCLUSION

As we said earlier, the short-term outlook for the economy and the broad equities market remains cloudy. Admittedly, commercial real estate industry fundamentals are not as strong as in recent years. However, the overwhelming majority of REITs have historically remained profitable throughout this extended period of economic weakness, and in our opinion, valuations in several sectors already discount much if not all of the bad news. Given this uncertain economic and stock market environment, we believe REITs' dividend yields will continue to benefit REIT performance over the next few years.

KENSINGTON REAL ESTATE SECURITIES FUND

RESULTS AT A GLANCE

   AGGREGATE RETURN
   FOR PERIOD ENDED MARCH 31, 2003                       SINCE
   WITH ALL DISTRIBUTIONS REINVESTED                  INCEPTION/1/
                                                      ------------
Kensington Real Estate Securities Fund                   2.55%

Morgan Stanley REIT Index                                1.07%

NAREIT Composite Index                                   0.83%

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Since inception return reflecting the maximum sales charge of 5.75% is -3.37%. Results for other share classes can be found on page 15.

/1/  Fund inception 12/31/02.

The Morgan Stanley REIT Index is a capitalization-weighted benchmark index of the most actively traded real estate investment trusts (REITs), designed to measure real estate equity performance. The index does not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

The NAREIT Composite Index is an unmanaged index consisting of approximately 200 Real Estate Investment Trust stocks. The index does not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

Past performance is not predictive of future performance. Investment return and net asset value will fluctuate so that investor's shares, when redeemed, may be worth more or less than original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-877-833-7114.

MANAGEMENT'S DISCUSSION AND ANALYSIS

Kensington Real Estate Securities Fund commenced operations on December 31, 2002. We are pleased the Fund got off to a good start, generating a 2.55%/1/ total return versus a 1.07% total return for its benchmark, the Morgan Stanley REIT Index/2/ (for the period ended March 31, 2003). However, with only one quarter completed, it is premature to focus on performance. Since this is our first formal letter to shareholders, let us instead detail the structure of the Fund, our investment philosophy and its performance objectives.

The Kensington Real Estate Securities Fund is a non-leveraged, long only (no short selling) portfolio which seeks total returns through investing in real estate securities. The primary focus will be to invest in quality companies that Kensington believes could dominate the future real estate industry, primarily larger REITs. We believe we can add value by over weighting and under weighting the portfolio by property type and location based on real estate fundamentals and securities valuations. The Fund is benchmarked against the Morgan Stanley REIT Index, which is also weighted toward larger REITs.

The Real Estate Securities Fund shares the same core income oriented, value driven investment philosophy as our other Funds. While this is a new Fund, Kensington has been managing similar portfolios for private account clients for nearly nine years. Perhaps the best way to introduce the Fund to shareholders is to briefly discuss a couple of current portfolio holdings.

Mack-Cali Realty is an office REIT that is a regional power in the New York metropolitan area suburban market. The company has top quality management and a very strong balance sheet--two very important criteria for long-term success in a property sector that is currently under pressure due to the weak economy. Mack-Cali yields 7.8% and trades at a slight discount to net asset value. The company's 2003 earnings may decline 5% to 6%, but over the longer-term, we believe earnings and dividends may grow quite nicely and could outperform its competitors.

We have also been buying shares of ProLogis Trust, a major owner of warehouses in the U.S. and certain overseas markets. The company owns or manages a total of over 225 million square feet in 1,760 industrial properties predominantly in the U.S. In addition to owning and operating its own property portfolio, ProLogis enhances its revenues through its management of warehouse properties on behalf of institutional investors. We believe this property management model, when run

/1/ Source: Bloomberg. The total return was calculated for Class A shares at net asset value (without a sales charge). Since inception return reflecting the maximum sales charge of 5.75% is -3.37%.

/2/ The Morgan Stanley REIT Index is a capitalization-weighted benchmark index of the most actively traded real estate investment trusts (REITs), designed to measure real estate equity performance. The index does not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index. Past performance is not predictive of future performance.

KENSINGTON REAL ESTATE SECURITIES FUND

correctly, is a great way of building value for shareholders over time. ProLogis has a relatively low dividend yield of 5.8%, but one of the lowest payout ratios in the real estate sector--approximately 74% of funds available for distribution. In other words, for every dollar of earnings, only 74 cents is paid out as dividends. The excess cash flow is used to grow the core portfolio and the property management operations. The company also has a tradition of increasing dividends--since coming public it has raised its annual dividend at a compound annual rate substantially greater than that of inflation./1/

We are excited to launch this Fund, which compliments our existing Fund family and builds upon a strategy we have utilized at Kensington Investment Group, Inc. since 1994.

/s/ Joel S. Beam
Joel S. Beam
Portfolio Manager

/1/  Holdings subject to change.

SCHEDULE OF PORTFOLIO INVESTMENTS
MARCH 31, 2003

                                                           SHARES   MARKET VALUE
PREFERRED STOCK (14.1%)
REAL ESTATE INVESTMENT TRUSTS
Crown American Realty Trust, Series A, 11.00%                  75   $      4,268
Glimcher Realty Trust, Series B, 9.25%                         80          2,002
iStar Financial, Incorporated, Series D, 8.00%                120          2,928
Keystone Property Trust, Series D, 9.125%                     200          5,219
                                                                    ------------
Total Preferred Stock                                                     14,417
                                                                    ------------
REAL ESTATE INVESTMENT TRUSTS (71.9%)
APARTMENTS (10.3%)
Apartment Investment &
 Management Company, Class A                                   70          2,554
Equity Residential Properties Trust                           210          5,054
Post Properties, Incorporated                                 125          3,019
                                                                    ------------
                                                                          10,627
                                                                    ------------
DIVERSIFIED (8.7%)
iStar Financial, Incorporated                                 150          4,376
Liberty Property Trust                                         60          1,878
Vornado Realty Trust                                           75          2,685
                                                                    ------------
                                                                           8,939
                                                                    ------------
HEALTH CARE (3.1%)
Ventas, Incorporated                                          270          3,132
                                                                    ------------
HOTEL/RESTAURANT (3.0%)
Hospitality Properties Trust                                  100          3,055
                                                                    ------------

INDUSTRIAL (8.9%)
EastGroup Properties, Incorporated                            120          3,067
First Industrial Realty Trust, Incorporated                    70          1,982
ProLogis Trust                                                160          4,052
                                                                    ------------
                                                                           9,101
                                                                    ------------
OFFICE PROPERTY (25.2%)
Arden Realty, Incorporated                                     70          1,588
Boston Properties, Incorporated                               100          3,790
CarrAmerica Realty Corporation                                100          2,535
Equity Office Properties Trust                                330          8,398
Koger Equity, Incorporated                                    250          3,824
Mack-Cali Realty Corporation                                  100          3,097
Prentiss Properties Trust                                     100          2,710
                                                                    ------------
                                                                          25,942
                                                                    ------------
RETAIL (5.9%)
Simon Property Group, Incorporated                             90          3,225
Taubman Centers, Incorporated                                 165          2,810
                                                                    ------------
                                                                           6,035
                                                                    ------------
STORAGE (1.8%)
Public Storage, Incorporated                                   60          1,818
                                                                    ------------

               See accompanying notes to the financial statements.

KENSINGTON REAL ESTATE SECURITIES FUND

SCHEDULE OF PORT FOLIO INVESTMENTS
MARCH 31, 2003 (continued )

                                                           SHARES
                                                             OR
                                                          PRINCIPAL
                                                            AMOUNT      MARKET VALUE
WHOLE LOANS (5.0%)
RAIT Investment Trust                                             225   $      5,094
                                                                        ------------
Total Real Estate Investment Trusts                                           73,743
                                                                        ------------
REPURCHASE AGREEMENT (12.1%)
Custodial Trust Company, dated 03/31/03,
 due 04/01/03 (Fully collateralized by
 U.S. Treasury Bonds)                                    $     12,373   $     12,373
                                                                        ------------
Total Investments (Cost $101,259) (a) - 98.1%                                100,533
Other assets in excess of liabilities - 1.9%                                   1,972
                                                                        ------------
NET ASSETS - 100.0%                                                     $    102,505
                                                                        ============

(a) Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized appreciation/depreciation of securities as follows:

     Unrealized appreciation           $   1,967
     Unrealized depreciation                (693)
                                       ---------
     Net unrealized appreciation       $   1,274
                                       =========

               See accompanying notes to the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2003

ASSETS
Investments, at value (cost $88,886)                $   88,160
Repurchase agreements, at cost                          12,373
                                                    ----------
Total Investments, (cost $101,259)                     100,533
Interest and dividends receivable                          725
Prepaid expenses                                         8,997
                                                    ----------
   Total Assets                                        110,255
                                                    ----------

LIABILITIES
Accrued expenses and other payables
   Investment advisory fees                              7,653
   Distribution fees                                        35
   Other                                                    62
                                                    ----------
   Total Liabilities                                     7,750
                                                    ----------

NET ASSETS                                          $  102,505
                                                    ==========

Capital                                             $  100,731
Undistributed net investment income                        252
Undistributed realized gains on investments                248
Net unrealized appreciation on investments               1,274
                                                    ----------
   Net Assets                                       $  102,505
                                                    ==========
Outstanding units of beneficial interest (shares)
   Class A
      Net Assets                                    $   82,033
      Shares outstanding                                 3,229
                                                    ----------
      Redemption price per share                    $    25.41
                                                    ==========
   Maximum Sales Charge-Class A                           5.75%
                                                    ----------

   Maximum Offering Price
      [100%/(100%-Maximum Sales Charge) of
      net asset value                               ----------
      adjusted to the nearest cent] per share       $    26.96
                                                    ==========
   Class B
      Net Assets                                    $   10,236
      Shares outstanding                                   403
                                                    ----------
      Offering price per share/1/                   $    25.40
                                                    ==========
   Class C
      Net Assets                                    $   10,236
      Shares outstanding                                   403
                                                    ----------
      Offering price per share/1/                   $    25.40
                                                    ==========

/1/  Redemption price per share varies by length of time shares are held.

               See accompanying notes to the financial statements.

KENSINGTON REAL ESTATE SECURITIES FUND

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED MARCH 31, 2003/1/

INVESTMENT INCOME
Interest income                                    $      81
Dividend income                                        1,299
                                                   ---------
    Total Investment Income                            1,380
                                                   ---------

EXPENSES
Investment advisory fees                                 211
Administration fees                                       42
Distribution fees
    Class A                                               50
    Class B                                               25
    Class C                                               25
Custodian fees                                           478
Fund accounting fees                                  12,500
Transfer agent fees                                       41
State registration fees                                  404
Printing fees                                            801
Other expenses                                         1,158
                                                   ---------
    Total expenses before waivers                     15,735
    Less expenses waived/reimbursed by
     the Adviser                                     (15,338)
                                                   ---------
    Net Expenses                                         397
                                                   ---------
    Net Investment Income                                983
                                                   ---------

REALIZED/UNREALIZED GAINS
 FROM INVESTMENTS
Net realized gains from investments                      248
Change in unrealized appreciation/depreciation
 from investments                                      1,274
                                                   ---------
Net realized/unrealized gains from investments         1,522
                                                   ---------
Change in net assets resulting from operations     $   2,505
                                                   =========

/1/  From commencement of operations on December 31, 2002.

               See accompanying notes to the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                        FOR THE
                                                      PERIOD ENDED
                                                     MARCH 31, 2003/1/
                                                     -----------------
FROM INVESTMENT ACTIVITIES

OPERATIONS
Net investment income                                $           983
Net realized gains from investments                              248
Net change in unrealized appreciation/depreciation
 from investments                                              1,274
                                                     ---------------
Change in net assets resulting from operations                 2,505
                                                     ---------------

DISTRIBUTIONS TO CLASS A SHAREHOLDERS
From net investment income                                      (704)

DISTRIBUTIONS TO CLASS B SHAREHOLDERS
From net investment income                                       (72)

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
From net investment income                                       (72)
                                                     ---------------
Change in net assets from distributions to
 shareholders                                                   (848)
                                                     ---------------
CAPITAL TRANSACTIONS
Proceeds from shares issued                                  100,000
Shares issued in reinvestment of distributions                   848
                                                     ---------------
Change in net assets from capital transactions               100,848
                                                     ---------------
Change in net assets                                         102,505

NET ASSETS
Beginning of period                                               --
                                                     ---------------
End of period                                        $       102,505
                                                     ===============

/1/  From commencement of operations on December 31, 2002.

               See accompanying notes to the financial statements.

KENSINGTON REAL ESTATE SECURITIES FUND

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                            FOR THE PERIOD ENDED MARCH 31, 2003/1/

                                            CLASS A         CLASS B         CLASS C
NET ASSET VALUE-BEGINNING OF PERIOD       $     25.00     $     25.00     $     25.00
                                          -----------     -----------     -----------
INVESTMENT ACTIVITIES

Net investment income                            0.25            0.21            0.21
Net realized and unrealized gains
 from investments                                0.38            0.37            0.37
                                          -----------     -----------     -----------
Total from Investment Activities                 0.63            0.58            0.58
                                          -----------     -----------     -----------
DISTRIBUTIONS

Net investment income                           (0.22)          (0.18)          (0.18)
                                          -----------     -----------     -----------
Total Distributions                             (0.22)          (0.18)          (0.18)
                                          -----------     -----------     -----------
NET ASSET VALUE-END OF PERIOD             $     25.41     $     25.40     $     25.40
                                          ===========     ===========     ===========

Total Return (excludes sales charge)             2.55%(a)        2.34%(a)        2.34%(a)

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000's)         $        82     $        10     $        10

Ratio of expenses to average net assets          1.45%(b)        2.20%(b)        2.20%(b)

Ratio of net investment income to
 average net assets                              4.13%(b)        3.38%(b)        3.38%(b)

Portfolio Turnover (c)                          13.10%          13.10%          13.10%

/1/  From the commencement of operations on December 31, 2002.
(a)  Not annualized.
(b)  Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

               See accompanying notes to the financial statements.

OTHER SHARE CLASS RESULTS (Unaudited)

 AGGREGATE RETURN
 FOR PERIOD ENDED MARCH 31, 2003                         SINCE
 WITH ALL DISTRIBUTIONS REINVESTED                    INCEPTION/1/
                                                      ------------
CLASS B SHARES

not reflecting CDSC/2/                                    2.34%
reflecting applicable CDSC                               -2.66%

CLASS C SHARES

not reflecting CDSC/2/                                    2.34%
reflecting applicable CDSC                                1.34%

/1/  Fund inception 12/31/02.

/2/ CDSC= contingent deferred sales charge, price per share varies by length of time shares are held.

Past performance is not predictive of future performance.

               See accompanying notes to the financial statements.

KENSINGTON SELECT INCOME FUND

RESULTS AT A GLANCE

AVERAGE ANNUAL RETURN
FOR PERIODS ENDED MARCH 31, 2003                     ONE           SINCE
WITH ALL DISTRIBUTIONS REINVESTED                   YEAR        INCEPTION/1/
                                                    -----       ------------
Kensington Select Income Fund/1/                    12.74%         23.96%

Merrill Lynch Preferred Index                       10.07%          8.32%

NAREIT Composite Index                              -2.06%         10.10%

Fund results in this report were calculated for Class A shares at net asset value (without the maximum sales charge of 5.75%) unless otherwise indicated. Since inception return reflecting the maximum sales charge of 5.75% is 20.35%. Results for other share classes can be found on page 33.

/1/ Fund Inception 3/30/01. While the Class A shares were initially offered for purchase effective March 30, 2001, no shareholder activity occurred until April 3, 2001.

     The Merrill Lynch Preferred Index is a market capitalization weighted index that includes perpetual payment preferred issues. The Preferred Index consists of a set of exchange-traded preferred stocks that are covered by Merrill Lynch Fixed Income Research. The Index does not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

     The NAREIT Composite Index is an unmanaged index consisting of approximately 200 Real Estate Investment Trust stocks. The index does not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

     Past performance is not predictive of future performance. Investment return and net asset value will fluctuate so that investor's shares, when redeemed, may be worth more or less than original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-877-833-7114.

MANAGEMENT'S DISCUSSION AND ANALYSIS

The Kensington Select Income Fund paid quarterly dividends during the twelve-month period ended March 31, 2003 which brings the Fund's twelve month dividend yield to 7.82%/1/ and its 30-day SEC yield to 8.04%. Select Income Fund's yield continued to be above other equity market alternatives and government bonds. For example, the S&P 500 dividend yield is 1.83%/2/ and the dividend yield on 10 Year Treasury Notes is 3.92% (as of 3/31/03).

                               YIELD COMPARISON/3/

                      Kensington Select Income Fund   7.82%

                      10 Year Treasury Notes          3.92%

                      S&P 500                         1.83%

 The 30-day SEC yield for the Select Income Fund was 8.04% as of March 31, 2003

We are also pleased to report that the Kensington Select Income Fund generated a 12.74%/4/ total return for the year ended March 31, 2003 while the NAREIT Composite Index posted a modest decline (-2.06%) and the S&P 500 Index posted a substantial decline (-24.8%). The higher yield and more stable pricing of real estate senior securities (preferred stocks and bonds) are responsible for the Fund's excellent performance versus its benchmark.

/1/ Kensington Select Income Fund dividend rate is the sum of the trailing 12 months of dividends (for Class A shares) divided by the 3/31/03 NAV.

/2/ The S&P 500 Index is an unmanaged index of 500 widely-held common stocks representing all major industries and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks. The index does not reflect the deduction of expenses associated with a mutual fund. An investor cannot invest directly in an index.

/3/ Source: S&P 500: Bloomberg as of 4/2/03; 10 Year Treasury Notes: Bloomberg as of 4/2/03. The risks of investing in equity REITs are unique and similar to those of directly owing real estate (i.e. regulatory risks, concentration risk and diversification risk). Unlike REITs and stocks, which are volatile and subject to fluctuation in value, U.S. Treasury securities are backed by the U.S. government and, if held to maturity, offer a fixed rate of return and fixed principal value.

/4/ Source: Bloomberg. The total return was calculated for Class A shares at net asset value (without a sales charge). One year return reflecting the maximum sales charge of 5.75% is 6.26%. Inception to date return for Class A shares is 23.96% (20.35% reflecting the maximum sales charge).

KENSINGTON SELECT INCOME FUND

GROWTH OF A $10,000 INVESTMENT
Period from Fund inception on March 30, 2001 to March 31, 2003

                     Kensington
                       Select        Merrill Lynch
                     Income Fund    Preferred Index
                     -----------    ---------------
         Mar-01      $     9,423    $        10,000
         Jun-01      $    11,090    $        10,264
         Sep-01      $    11,217    $        10,410
         Dec-01      $    12,113    $        10,653
         Mar-02      $    12,851    $        10,662
         Jun-02      $    13,772    $        10,897
         Sep-02      $    13,470    $        11,273
         Dec-02      $    14,165    $        11,468
         Mar-03      $    14,488    $        11,736

This chart reflects payment of the maximum sales charge of 5.75% on a hypothetical $10,000 investment (Class A shares). Thus, the net amount invested was $9,425. Results shown include the reinvestment of dividends and capital gains in the Fund and do not take into account income or capital gain taxes. As outlined, in the prospectus, the sales charge is lower for investments of $50,000 or more.

The Index is unmanaged and does not reflect the effects of sales charges, commissions or expenses. It is not possible to invest directly in an index.

Average annual total returns on a $1,000 investment with all distributions reinvested for the periods ended March 31, 2003:

                                              One          Since
                                              Year      Inception/2/
                                              ----      ------------
CLASS A SHARES/1/
reflecting 5.75% maximum sales charge         6.26%        20.35%

/1/  Performance for other share classes can be found on page 33.
/2/  Fund inception 3/30/01.

Past performance is not indicative of future results.

From Fund inception on March 30, 2001 through the end of March 2003, the Kensington Select Income Fund returned 23.96%./1/ This compares favorably to both the Merrill Lynch Preferred Index's 8.32% gain and the NAREIT Composite Index's 10.10% return over the same time period. The Fund also ranked #1 out of 150 funds in Lipper Analytical Services' realty fund category over this time period./2/

Over the last twelve months approximately 80% of Fund assets were invested in real estate company senior securities, primarily preferred stocks. On average, the senior securities in the portfolio yielded 9.1%. Higher yields and modest price appreciation translated into excellent returns relative to REIT common stock.

We took advantage of small, high-quality, non-rated preferred stocks with a significant yield advantage over larger, rated issues--because investors tend to favor rated issues, non-rated preferreds are generally priced more attractively when they come to market. Of course, investing in non-rated preferreds puts a premium on rigorous balance sheet analysis. We are more than willing to do our homework in an effort to enhance portfolio yield.

Keystone Properties Trust Preferred D is a good example of the non-rated issues in the portfolio. Keystone is an industrial REIT with extensive holdings of warehouse properties in northern New Jersey. It came to market yielding 9.125%. Our balance sheet analysis indicated that every $1 to be paid in Keystone Preferred D dividends was covered by $2.20 in earnings, translating into a strong fixed charge coverage ratio of 2.2.

Newcastle Investment Corporation Preferred B is another non-rated issue with similarly strong fundamentals and a 9.75% yield. Newcastle is an externally advised REIT that invests primarily in commercial mortgage backed securities. Newcastle has a great track record in this niche, and with a fixed charge ratio of 1.7, we believe the dividend on its preferred shares is secure./3/

/1/ Source: Bloomberg. The total return was calculated for Class A shares at net asset value (without a sales charge). Inception to date return reflecting the maximum sales charge of 5.75% is 20.35%. One year return for Class A shares is 12.74% (6.26% reflecting the maximum sales charge). The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

/2/ Fund inception date = 3/30/01. Class A share class ranking. For the year ended 3/31/03, the Fund was ranked 1 out of 154 funds within Lipper's realty fund category. The Fund was not ranked for the 5- and 10-year periods. The Lipper ranking is based on total return and does not reflect a sales charge. Past performance is no guarantee of future results.

/3/  Holdings subject to change.

KENSINGTON SELECT INCOME FUND

With the economy stuck in first gear and inflation still muted, over the short-term, we are not immediately concerned about interest rate risk. The Fund's portfolio of REIT senior securities has yielded over 8%, versus 4.0% for ten-year Treasuries and 4.77% for ten-year investment grade corporate bonds./1/ With this kind of yield advantage over income generating alternatives, we believe REIT senior securities prices could hold up well even if the economy regains momentum in the year ahead and interest rates trend somewhat higher.

IN CONCLUSION

Over the last several years, real estate securities have significantly outperformed most other market sectors. Modest earnings growth, combined with above average yields and reasonable valuations, produced solid returns. Over the short-term, the fragile economic recovery could restrain growth and the capital appreciation potential of real estate securities may be limited. However, in our opinion, valuations reflect much of today's challenging economic environment. We also believe the effect of yield should continue to serve as a floor for real estate securities prices while producing respectable total returns compared to other equities and government bonds.

/s/ Paul Gray                                        /s/ Joel S. Beam
PAUL GRAY                                            JOEL S. BEAM
Portfolio Manager                                    Portfolio Manager

/1/  Source: Merrill Lynch U.S. Corporate Master Index. Source: S&P 500:
Bloomberg as of 4/2/03; 10 Year Treasury Notes: Bloomberg as of 4/2/03. The risks of investing in equity REITs are unique and similar to those of directly owning real estate (i.e. regulatory risks, concentration risk and diversification risk). Unlike REITs and stocks, which are volatile and subject to fluctuation in value, U.S. Treasury securities are backed by the U.S. government and, if held to maturity, offer a fixed rate of return and fixed principal value.

SCHEDULE OF PORTFOLIO INVESTMENTS
MARCH 31, 2003
                                                 SHARES       MARKET VALUE
COMMON STOCK (5.5%)
REAL ESTATE
American Financial Realty Trust Company/1/      1,900,000     $ 22,087,500
                                                              ------------
PREFERRED STOCK (83.5%)
REAL ESTATE INVESTMENT TRUSTS
Alexandria Real Estate Equities, Incorporated,
 Series B, 9.10%                                  226,800        6,119,064
Apartment Investment & Management
 Company, Class Q, 10.10%                         127,100        3,340,188
Apartment Investment & Management
 Company, Class R, 10.00%                         345,400        9,115,106
Apartment Investment & Management
 Company, Series D, 8.75%                          34,200          849,870
Apartment Investment & Management
 Company, Series G, 9.375%                         27,300          723,177
Apartment Investment & Management
 Company, Series H, 9.50%                          84,400        2,112,532
Associated Estates Realty, Series A, 9.75%        214,500        4,933,500
Boykin Lodging Company, Class A, 10.50%           464,700       11,431,620
CBL & Associates Properties, Incorporated,
 Series B, 8.75%                                  167,200        8,878,320
Colonial Properties Trust, Series A, 8.75%        314,000        7,953,620
Colonial Properties Trust, Series C, 9.25%        144,500        3,765,670
Commercial Net Lease Realty, Series A, 9.00%       26,900          692,944
Corporate Office Properties Trust, Series B,
 10.00%                                            30,000          774,000
Corporate Office Properties Trust, Series E,
 10.25%                                            68,500        1,835,800
Corporate Office Properties Trust, Series F,
 9.875%                                           158,400        4,200,768
Crescent Real Estate Equities Company,
 Series B, 9.50%                                  716,800       18,228,224
Crown American Realty Trust, Series A, 11.00%     172,700        9,826,630
Developers Diversified Realty Corporation,
 Class C, 8.375%                                  100,000        2,503,000
Developers Diversified Realty Corporation,
 Class D, 8.68%                                   272,000        6,827,200
Developers Diversified Realty Corporation,
 Series A, 9.375%                                 104,800        2,648,296
Developers Diversified Realty Corporation,
 Series F, 8.60%                                  270,350        6,961,513
EastGroup Properties, Incorporated,
 Series A, 9.00%                                   23,600          593,540
Entertainment Properties Trust, Series A, 9.50%   690,300       18,361,980
Equity Inns, Incorporated, Series A, 9.50%         97,500        2,340,000
Federal Realty Investment Trust, Series A, 7.95%   49,700        1,247,470
Federal Realty Investment Trust, Series B, 8.50%   49,560        1,308,384
FelCor Lodging Trust, Incorporated, Series A,
 $1.95                                            137,000        2,219,400

               See accompanying notes to the financial statements.

KENSINGTON SELECT INCOME FUND

SCHEDULE OF PORTFOLIO INVESTMENTS
MARCH 31, 2003 (continued)

                                                       SHARES     MARKET VALUE
FelCor Lodging Trust, Incorporated,
 Series B, 9.00%                                       292,000   $    5,253,080
First Industrial Realty Trust, Series                   14,000          349,020
 D, 7.95%
Glenborough Realty Trust, Series A, 7.75%               53,500        1,160,950
Glimcher Realty Trust, Series B, 9.25%                 302,798        7,576,006
Highwoods Properties, Incorporated,
 Series A, 8.625%                                        6,204        6,205,942
Highwoods Properties, Incorporated, Series B, 8.00%     46,000        1,074,100
Highwoods Properties, Incorporated, Series D, 8.00%     65,100        1,522,689
Home Properties of New York, Incorporated, Series
 F, 9.00%                                              418,000       11,411,400
Hospitality Properties Trust, Series A, 9.50%           32,000          830,720
Hospitality Properties Trust, Series B, 8.875%         350,000        8,977,500
HRPT Properties Trust, Series A, 9.875%                325,429        8,659,666
HRPT Properties Trust, Series B, 8.75%                 802,900       20,947,660
Innkeepers USA Trust, Series A, 8.625%                  29,100          669,300
iStar Financial, Incorporated, Series B, 9.375%         91,400        2,316,990
iStar Financial, Incorporated, Series C, 9.20%         111,000        2,802,750
iStar Financial, Incorporated, Series D, 8.00%         105,250        2,568,100
Keystone Properties Trust, Series D, 9.125%            539,000       14,067,900
Kramont Realty Trust, Series D, 9.50%                   56,300        1,408,626
La Quinta Properties, Incorporated, Series A, 9.00%    175,500        3,703,050
LaSalle Hotel Properties, Series A, 10.25%             359,900        9,231,435
Mid-America Apartment Communities, Incorporated,
 Series A, 9.50%                                       197,200        5,058,180
Mid-America Apartment Communities, Incorporated,
 Series B, 8.875%                                       65,600        1,634,752
Mid-America Apartment Communities, Incorporated,
 Series C, 9.375%                                      175,400        4,407,802
Mid-America Apartment Communities, Incorporated,
 Series F, 9.25%                                       107,700        2,810,970
Mills Corporation, Series B, 9.00%                     257,400        6,640,920
Mills Corporation, Series C, 9.00%                     120,800        3,122,680
National Health Investors, Incorporated,
 Convertible Series, 8.50%                             262,800        6,478,020
New Plan Excel Realty Trust, Series B, 8.625%           33,600          843,696

               See accompanying notes to the financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
MARCH 31, 2003 (continued)

                                                 SHARES     MARKET VALUE
Newcastle Investment Corporation,
 Series B, 9.75%                                 484,900   $   12,146,745
Parkway Properties, Incorporated,
 Series A, 8.75%                                 112,700        2,838,913
Prime Group Realty Trust, Series B, 9.00%         99,300        1,717,890
Prologis Trust, Series C, 8.54%                   63,428        3,423,133
PS Business Parks, Incorporated,
 Series A, 9.25%                                  83,800        2,142,766
PS Business Parks, Incorporated,
 Series D, 9.50%                                  75,600        1,992,060
PS Business Parks, Incorporated,
 Series F, 8.75%                                  95,700        2,483,415
Public Storage, Incorporated,
 Series A, Deposit Shares                        228,350        6,256,790
Ramco - Gershenson Properties Trust,
 Series B, 9.50%                                  36,400          956,410
Realty Income Corporation, Class B, 9.375%        41,500        1,064,475
Rouse Capital, Series Z, 9.25%                    55,600        1,440,040
Sizeler Property Investors, Incorporated,
 Series B, 9.75%                                 289,500        7,817,948
SNH Capital Trust I, Series Z, 10.125%           101,900        2,685,065
Taubman Centers, Incorporated,
 Series A, 8.30%                                 120,700        2,934,217
U.S. Restaurant Properties,
 Series A, 7.72%                                  94,000        1,917,600
Winston Hotels, Incorporated,
 Series A, 9.25%                                 104,900        2,396,965
                                                           --------------
Total Preferred Stock                                         335,740,152
                                                           --------------
REAL ESTATE INVESTMENT TRUSTS (14.9%)
DIVERSIFIED (4.4%)
Entertainment Properties Trust                    33,900          898,350
iStar Financial, Incorporated                    562,100       16,396,457
                                                           --------------
                                                               17,294,807
                                                           --------------
MORTGAGE (4.0%)
Annaly Mortgage Management, Incorporated         431,000        7,529,570
Anthracite Capital, Incorporated                 763,700        8,736,728
                                                           --------------
                                                               16,266,298
                                                           --------------
OFFICE PROPERTY (4.2%)
Koger Equity, Incorporated                       727,600       11,132,280
Mack-Cali Realty Corporation                     183,100        5,670,607
                                                           --------------
                                                               16,802,887
                                                           --------------

               See accompanying notes to the financial statements.

KENSINGTON SELECT INCOME FUND

SCHEDULE OF PORTFOLIO INVESTMENTS
MARCH 31, 2003 (continued)

                                               SHARES
                                                 OR
                                              PRINCIPAL
                                                AMOUNT        MARKET VALUE
WHOLE LOANS (2.3%)
RAIT Investment Trust                             415,100    $    9,397,864
                                                             --------------
Total Real Estate Investment Trusts                              59,761,856
                                                             --------------
CORPORATE BONDS (10.8%)
HOTELS (0.2%)
Starwood Hotels & Resorts, 7.75%, 11/15/25  $   1,000,000           920,000
                                                             --------------
REAL ESTATE (3.4%)
LNR Property Corporation, 9.375%, 03/15/08      8,000,000         8,160,000
LNR Property Corporation, 10.50%, 01/15/09      5,100,000         5,342,250
                                                             --------------
                                                                 13,502,250
                                                             --------------
REAL ESTATE INVESTMENT TRUSTS (7.2%)
BF Saul REIT, 9.75%, 04/01/08                  10,000,000         9,999,999
Cresent Real Estate Equities Company,
 7.50%, 09/15/07                                  250,000           249,063
Cresent Real Estate Equities Company,
 9.25%, 04/15/09                                5,000,000         5,250,000
HRPT Properties Trust, 8.375%, 06/15/11           500,000           502,252
Meristar Hospitality Corporation,
 9.125%, 01/15/11                               6,000,000         5,040,000
Sizeler Property Invest, 9.00%, 07/15/09        8,000,000         8,130,000
                                                             --------------
                                                                 29,171,314
                                                             --------------
Total Corporate Bonds                                            43,593,564
                                                             --------------

REPURCHASE AGREEMENT (1.5%)
Custodial Trust Company, dated
 03/31/03, due 04/01/03 (Fully
 collateralized by U.S. Treasury Bonds)/2/      6,061,968         6,061,968
                                                             --------------
Total Investments (Cost $456,611,706)
 (a) - 116.2%                                                   467,245,040
Liabilities in excess of other assets -
 (16.2)%                                                        (65,061,983)
                                                             --------------
NET ASSETS - 100.0%                                          $  402,183,057
                                                             ==============

/1/ Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Adviser, using board approved procedures, has deemed these securities to be liquid.

/2/  Security purchased with the cash proceeds from securities loaned.

(a) Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized appreciation/depreciation of securities as follows:

     Unrealized appreciation ............ $   16,508,861
     Unrealized depreciation ............     (5,875,527)
                                          --------------
     Net unrealized appreciation ........ $   10,633,334
                                          ==============

               See accompanying notes to the financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
MARCH 31, 2003 (continued)

                                                    SHARES    MARKET VALUE
SECURITIES SOLD SHORT (0.0%)
REAL ESTATE INVESTMENT TRUSTS
DIVERSIFIED (0.0%)
Capital Automotive REIT                             59,300   $    1,478,942
                                                             --------------
HOTELS (0.0%)
LaSalle Hotels Properties                           22,400          267,680
                                                             --------------
Total Securities Sold Short (Proceeds $1,649,549)            $    1,746,622
                                                             ==============

               See accompanying notes to the financial statements.

KENSINGTON SELECT INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2003

ASSETS
Investments, at value/1/ (cost $450,549,738)                     $ 461,183,072
Repurchase agreements, at cost                                       6,061,968
                                                                 -------------
Total Investments, (cost $456,611,706)                             467,245,040
Deposits with broker and custodian bank
 for securities sold short                                           2,729,093
Interest and dividends receivable                                    4,800,562
Receivable for investments sold                                      1,826,364
Receivable for capital shares issued                                 2,116,772
Prepaid expenses                                                        33,960
                                                                 -------------
   Total Assets                                                    478,751,791
                                                                 -------------
LIABILITIES
Demand loan payable to bank                                         63,851,398
Securities sold short (proceeds $1,649,549)                          1,746,622
Payable for return of collateral received for securities on loan     6,061,968
Payable for investments purchased                                      755,837
Payable for capital shares redeemed                                  3,374,086
Accrued expenses and other payables
   Investment advisory fees                                            307,897
   Distribution fees                                                   167,333
   Other                                                               303,593
                                                                 -------------
   Total Liabilities                                                76,568,734
                                                                 -------------
NET ASSETS                                                       $ 402,183,057
                                                                 =============

Capital                                                          $ 392,950,353
Undistributed net investment income                                     44,727
Accumulated net realized losses on investments,
 options and securities sold short                                  (1,348,284)
Net unrealized appreciation on investments                          10,536,261
                                                                 -------------
   Net Assets                                                    $ 402,183,057
                                                                 =============
Outstanding units of beneficial interest (shares)
   Class A
      Net Assets                                                 $ 263,458,858
      Shares outstanding                                             8,107,246
                                                                 -------------
      Redemption price per share                                 $       32.50
                                                                 =============
   Maximum Sales Charge - Class A                                         5.75%
   Maximum Offering Price
                                                                 -------------
      [100%/(100%-Maximum Sales Charge) of
      net asset value adjusted to the nearest cent] per share    $       34.48
                                                                 =============
   Class B
      Net Assets                                                 $  39,972,551
      Shares outstanding                                             1,235,732
                                                                 -------------
      Offering price per share/2/                                $       32.35
                                                                 =============
   Class C
      Net Assets                                                 $  98,751,648
      Shares outstanding                                             3,057,026
                                                                 -------------
      Offering price per share/2/                                $       32.30
                                                                 =============

/1/  Includes securities on loan of $5,768,125.

/2/  Redemption price per share varies by length of time shares are held.

               See accompanying notes to the financial statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2003

INVESTMENT INCOME
Interest income                                                    $  4,100,121
Securities lending income                                                 5,393
Dividend income                                                      27,758,157
                                                                   ------------
   Total Investment Income                                           31,863,671
                                                                   ------------

EXPENSES
Investment advisory fees                                              2,926,819
Administration fees                                                     522,872
Distribution fees
   Class A                                                              505,779
   Class B                                                              251,369
   Class C                                                              652,326
Custodian fees                                                           88,616
Transfer agent fees                                                     362,493
Trustees' fees                                                            4,257
Dividend expense on securities sold short                               164,632
Interest expense                                                      1,601,965
Other expenses                                                          286,388
                                                                   ------------
   Total expenses before waivers                                      7,367,516
   Less expenses waived by the Adviser                                 (240,243)
                                                                   ------------
   Net Expenses                                                       7,127,273
                                                                   ------------
   Net Investment Income                                             24,736,398
                                                                   ------------

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS,
 OPTIONS AND SECURITIES SOLD SHORT
Net realized losses from investments and options                     (1,380,343)
Net realized gains from securities sold short                           177,380
Change in unrealized appreciation/depreciation from
 investments, options and securities sold short                       5,465,124
                                                                   ------------
Net realized/unrealized gains from investments,
 options and securities sold short                                    4,262,161
                                                                   ------------
Change in net assets resulting from operations                     $ 28,998,559
                                                                   ============

              See accompanying notes to the financial statements.

KENSINGTON SELECT INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                FOR THE           FOR THE
                                                              YEAR ENDED        PERIOD ENDED
                                                            MARCH 31, 2003    MARCH 31, 2002/1/
                                                            ---------------   -----------------
FROM INVESTMENT ACTIVITIES

OPERATIONS
Net investment income                                       $    24,736,398   $       4,325,351
Net realized losses from investments
 and options                                                     (1,380,343)           (441,326)
Net realized gains (losses) from securities
 sold short                                                         177,380            (164,623)
Net change in unrealized appreciation/
 depreciation from investments, options and
 securities sold short                                            5,465,124           5,071,137
                                                            ---------------   -----------------
Change in net assets resulting from operations                   28,998,559           9,673,191
                                                            ---------------   -----------------

DISTRIBUTIONS TO CLASS A SHAREHOLDERS
From net investment income                                      (17,443,269)         (3,284,182)
From return of capital                                                    -             (57,438)

DISTRIBUTIONS TO CLASS B SHAREHOLDERS
From net investment income                                       (2,015,023)           (450,587)
From return of capital                                                    -              (7,874)

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
From net investment income                                       (5,240,067)         (1,005,918)
From return of capital                                                    -             (17,571)
                                                            ---------------   -----------------
Change in net assets from
 distributions to shareholders                                  (24,698,359)         (4,823,570)
                                                            ---------------   -----------------
CAPITAL TRANSACTIONS
Proceeds from shares issued                                     595,795,265         157,684,347
Shares issued in reinvestment of
 distributions                                                   16,776,495           3,131,309
Payments for shares redeemed                                   (374,720,654)         (5,633,526)
                                                            ---------------   -----------------
Change in net assets from capital transactions                  237,851,106         155,182,130
                                                            ---------------   -----------------
Change in net assets                                            242,151,306         160,031,751

NET ASSETS
Beginning of period                                             160,031,751                  --
                                                            ---------------   -----------------
End of period                                               $   402,183,057   $     160,031,751
                                                            ===============   =================

/1/  From commencement of operations on April 3, 2001.

              See accompanying notes to the financial statements.

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED MARCH 31, 2003

CASH FLOWS FROM OPERATING ACTIVITIES:
Net investment income                                       $  24,736,398
Adjustments to reconcile net investment income
 to net cash used in operating activities:
    Purchases of investment securities                       (986,482,788)
    Proceeds from disposition of investments, options
     and securities sold short                                690,659,391
    Increase in deposits with broker and custodian bank
     for securities sold short                                 (2,729,093)
    Increase in interest and dividends receivable              (2,524,519)
    Increase in payable for return of collateral received
     for securities on loan                                     3,498,189
    Increase in accrued expenses and other payables               520,204
    Net amortization/accretion from investments                   (13,696)
                                                            -------------
    Net cash used in operating activities                    (272,335,874)
                                                            -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Demand loan payable                                            57,127,965
Proceeds from shares issued                                   594,479,217
Cost of shares redeemed                                      (371,349,444)
Cash distributions paid                                        (7,921,864)
                                                            -------------
    Net cash provided by financing activities                 272,335,874
                                                            -------------
Change in cash                                                          -

CASH:
Beginning balance                                                       -
                                                            -------------
Ending balance                                              $           -
                                                            =============

Non-cash financing activities not included herein consist of reinvestment of dividends from net investment income of $16,776,495.

               See accompanying notes to the financial statements.

KENSINGTON SELECT INCOME FUND

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                 CLASS A

                                                       FOR THE           FOR THE
                                                     YEAR ENDED        PERIOD ENDED
                                                   MARCH 31, 2003   MARCH 31, 2002/1/
                                                   --------------   -----------------
NET ASSET VALUE-BEGINNING OF PERIOD                $        31.18   $           25.00
                                                   --------------   -----------------
INVESTMENT ACTIVITIES
Net investment income                                        2.57                2.51
Net realized and unrealized gains from
 investments, options and securities sold short              1.29                6.29
                                                   --------------   -----------------
Total from Investment Activities                             3.86                8.80
                                                   --------------   -----------------

DISTRIBUTIONS
Net investment income                                       (2.54)              (2.58)
Return of capital                                               -               (0.04)
                                                   --------------   -----------------
Total Distributions                                         (2.54)              (2.62)
                                                   --------------   -----------------
NET ASSET VALUE-END OF PERIOD                      $        32.50   $           31.18
                                                   ==============   =================
Total Return (excludes sales charge)                        12.74%              36.37%(a)

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000's)                  $      263,459   $         119,483

Ratio of expenses to average net assets
 (excluding dividend and interest expense)                   1.60%               1.60%(b)

Ratio of expenses to average net assets
 (including dividend and interest expense)                   2.18%               2.16%(b)

Ratio of net investment income to
 average net assets                                          8.73%              11.00%(b)

Portfolio Turnover (c)                                      49.59%              33.27%

/1/ From the commencement of operations on April 3, 2001.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

               See accompanying notes to the financial statements.

                                                                CLASS B

                                                       FOR THE           FOR THE
                                                     YEAR ENDED        PERIOD ENDED
                                                   MARCH 31, 2003   MARCH 31, 2002/1/
                                                   --------------   -----------------
NET ASSET VALUE-BEGINNING OF PERIOD                $        31.08   $           25.00
                                                   --------------   -----------------
INVESTMENT ACTIVITIES
Net investment income                                        2.26                2.45
Net realized and unrealized gains from
 investments, options and securities sold short              1.35                6.12
                                                   --------------   -----------------
Total from Investment Activities                             3.61                8.57
                                                   --------------   -----------------

DISTRIBUTIONS
Net investment income                                       (2.34)              (2.45)
Return of capital                                               -               (0.04)
                                                   --------------   -----------------
Total Distributions                                         (2.34)              (2.49)
                                                   --------------   -----------------
NET ASSET VALUE-END OF PERIOD                      $        32.35   $           31.08
                                                   ==============   =================
Total Return (excludes sales charge)                        11.89%              35.41%(a)

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000's)                  $       39,973   $          11,049

Ratio of expenses to average net assets
 (excluding dividend and interest expense)                   2.35%               2.35%(b)

Ratio of expenses to average net assets
 (including dividend and interest expense)                   3.00%               3.04%(b)

Ratio of net investment income to
 average net assets                                          7.75%               9.94%(b)

Portfolio Turnover (c)                                      49.59%              33.27%

/1/ From the commencement of operations on April 3, 2001.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

               See accompanying notes to the financial statements.

KENSINGTON SELECT INCOME FUND

                                                                CLASS C

                                                       FOR THE           FOR THE
                                                     YEAR ENDED        PERIOD ENDED
                                                   MARCH 31, 2003   MARCH 31, 2002/1/
                                                   --------------   -----------------
NET ASSET VALUE-BEGINNING OF PERIOD                $        31.06   $           25.00
                                                   --------------   -----------------
INVESTMENT ACTIVITIES
Net investment income                                        2.28                2.46
Net realized and unrealized gains from
 investments, options and securities sold short              1.31                6.12
                                                   --------------   -----------------
Total from Investment Activities                             3.59                8.58
                                                   --------------   -----------------

DISTRIBUTIONS
Net investment income                                       (2.35)              (2.48)
Return of capital                                               -               (0.04)
                                                   --------------   -----------------
Total Distributions                                         (2.35)              (2.52)
                                                   --------------   -----------------
NET ASSET VALUE-END OF PERIOD                      $        32.30   $           31.06
                                                   ==============   =================
Total Return (excludes sales charge)                        11.87%              35.42%(a)

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000's)                  $       98,752   $          29,499

Ratio of expenses to average net assets
 (excluding dividend and interest expense)                   2.35%               2.35%(b)

Ratio of expenses to average net assets
 (including dividend and interest expense)                   3.00%               3.00%(b)

Ratio of net investment income to average
 net assets                                                  7.85%              10.07%(b)

Portfolio Turnover (c)                                      49.59%              33.27%

/1/ From the commencement of operations on April 3, 2001.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

               See accompanying notes to the financial statements.

OTHER SHARE CLASS RESULTS (Unaudited)

AVERAGE ANNUAL RETURN
FOR PERIODS ENDED MARCH 31, 2003    ONE            SINCE
WITH ALL DISTRIBUTIONS REINVESTED   YEAR        INCEPTION/1/
                                   -----        ------------

CLASS B SHARES
not reflecting CDSC/2/             11.89%              23.05%
reflecting applicable CDSC          6.89%              21.83%

CLASS C SHARES
not reflecting CDSC/2/             11.87%              23.05%
reflecting applicable CDSC         10.87%              23.05%

/1/ Fund inception 3/30/01.
/2/ CDSC= contingent deferred sales charge, price per share varies by length of time shares are held.

Past performance is not predictive of future performance.

               See accompanying notes to the financial statements.

KENSINGTON STRATEGIC REALTY FUND

RESULTS AT A GLANCE

AVERAGE ANNUAL RETURN
FOR PERIODS ENDED
MARCH 31, 2003 WITH ALL             ONE      THREE      SINCE            AGGREGATE
DISTRIBUTIONS REINVESTED            YEAR     YEAR    INCEPTION/1/   SINCE INCEPTION/1/
                                   ------   ------   ------------   ------------------
Kensington Strategic Realty Fund     0.13%   19.35%         23.53%              111.42%

NAREIT Composite Index              -2.06%   14.69%         11.87%               48.81%

S&P 500                            -24.76%  -16.09%        -10.47%              -32.41%

Fund results in this report were calculated for Class A shares at net asset value (without the maximum sales charge of 5.75%) unless otherwise indicated. Since inception return reflecting the maximum sales charge of 5.75% is 21.49%. Results for other share classes can be found on page 50.

/1/ Fund inception 9/15/99.

The NAREIT Composite Index is an unmanaged index consisting of approximately 200 Real Estate Investment Trust stocks. The Index does not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

The S&P 500 Index is an unmanaged index of 500 widely-held common stocks representing all major industries and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks. The Index does not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

Past performance is not predictive of future performance. Investment return and net asset value will fluctuate so that investor's shares, when redeemed, may be worth more or less than original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-877-833-7114.

MANAGEMENT'S DISCUSSION AND ANALYSIS

The Kensington Strategic Realty Fund paid quarterly dividends during the twelve-month period ended March 31, 2003 which brings the Fund's twelve month dividend yield to 6.73% and its 30-day SEC yield to 5.58%./1/ The Strategic Realty Fund's dividend continued to be well above other equity market alternatives and government bonds. For example, the S&P 500 dividend yield is 1.83%/2/ and the dividend yield on 10 Year Treasury Notes is 3.92% (as of 3/31/03)./3/

                               YIELD COMPARISON/1/

              Kensington Strategic Realty Fund            6.73%
              10 Year Treasury Notes                      3.92%
              S&P 500                                     1.83%

       The 30-day SEC yield for the Strategic Realty Fund was 5.58% as of
                                 March 31, 2003

On a total return basis, the Kensington Strategic Realty Fund finished the year ended March 31, 2003 with a slight gain (0.13%/4/), while the NAREIT Composite Index posted a modest decline (-2.06%) and the S&P 500 Index posted a substantial decline (-24.76%).

/1/ Kensington Strategic Realty Fund dividend rate is the sum of the trailing 12 months of dividends (for Class A shares) divided by the 3/31/03 NAV.

/2/ The S&P 500 Index is an unmanaged index of 500 widely-held common stocks representing all major industries and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks. The index does not reflect the deduction of expenses associated with a mutal fund. An investor cannot invest directly in an index.

/3/ Source: S&P 500: Bloomberg as of 4/2/03; 10 Year Treasury Notes: Bloomberg as of 4/2/03. The risks of investing in equity REITs are unique and similar to those of directly owing real estate (i.e. regulatory risks, concentration risk and diversification risk). Unlike REITs and stocks, which are volatile and subject to fluctuation in value, U.S. Treasury securities are backed by the U.S. government and, if held to maturity, offer a fixed rate of return and fixed principal value.

/4/ Source: Bloomberg. The total return was calculated for Class A shares at net asset value (without a sales charge). One year return reflecting the maximum sales charge of 5.75% is -5.63%. Three year return for Class A shares is 19.35% (16.82% reflecting the maximum sales charge). Inception to date return for Class A shares is 23.53% (21.49% reflecting the maximum sales charge). Past performance is not predictive of future performance. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

KENSINGTON STRATEGIC REALTY FUND

GROWTH OF A $10,000 INVESTMENT
Period from commencement on September 15, 1999 to March 31, 2003

                      Kensington        NAREIT
                      Strategic       Composite
                     Realty Fund        Index
                     -----------      ---------
         Sep-99      $     9,425      $  10,000
                     $    11,511      $   9,647
         Mar-00      $    11,721      $   9,863
                     $    13,680      $  10,930
         Sep-00      $    14,956      $  11,727
                     $    14,626      $  12,144
          1-Mar      $    15,816      $  12,272
                     $    18,086      $  13,669
          1-Sep      $    17,967      $  13,331
                     $    19,035      $  14,027
          2-Mar      $    19,901      $  15,193
                     $    21,092      $  16,043
          2-Sep      $    19,242      $  14,627
                     $    19,820      $  14,759
          3-Mar      $    19,923      $  14,881

This chart reflects payment of the maximum sales charge of 5.75% on a hypothetical $10,000 investment (Class A shares). Thus, the net amount invested was $9,425. Results shown include the reinvestment of dividends and capital gains in the Fund and do not take into account income or capital gain taxes. As outlined in the prospectus, the sales charge is lower for investments of $50,000 or more.

The Index is unmanaged and does not reflect the effects of sales charges, commissions or expenses. It is not possible to invest directly in an index.

Average annual total returns on a $1,000 investment with all distributions reinvested for the periods ended March 31, 2003:

                                         One    Three       Since
CLASS A SHARES/1/                        Year   Year    Inception/2/
                                        -----   -----   ------------
reflecting 5.75% maximum sales charge   -5.63%  17.01%         21.49%

/1/ Performance for other share classes can be found on page 50.
/2/ Fund inception 9/15/99.

Past performance is not predictive of future performance.

From inception on September 15, 1999 through the close of this reporting period, the Fund has generated average annual returns of 23.53%, making it the #1 ranked realty fund out of 123 realty funds in Lipper Analytical Services' realty fund category over this time period./1/ The Strategic Realty Fund continues to hold a Five Star Morningstar overall rating./2/

Our concern that the sluggish economy would restrain real estate companies' earnings growth caused us to maintain the Fund's cautious approach throughout the year ended March 31, 2003. This primarily caused us to trade potential earnings growth for potentially higher current yield. For example, we invested about 20% of Fund assets in real estate company senior securities, further enhancing portfolio yield./3/ Finally, we used a small part of the Fund's capital to hedge against economic and market risk by selectively shorting what we believed to be the most overvalued REITs.

This cautious approach caused us to miss some opportunities, most notably in the regional mall sector, where respectable earnings gains translated into positive price performance. However, as evidenced by the Fund's superior returns relative to the NAREIT Composite Index, in general, this strategy worked to our advantage.

In view of ongoing economic uncertainty, we remain biased toward higher yielding REITs with strong balance sheets.

/1/ Class A share ranking within Lipper's realty fund category. The Lipper ranking is based on total return and does not reflect a sales charge. Past performance is no guarantee of future results. Kensington Strategic Realty Fund inception date is 9/15/99. For the 1-year period ended 3/31/03, Kensington Strategic Realty Fund ranked 40 out of 154 funds, and ranked 1 out of 123 funds for the 3-year period; the Fund was not ranked for the 5- and 10-year periods.

/2/ For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three, five- and ten-year (if applicable) Morningstar Rating metrics. Kensington Strategic Realty Fund was rated against the following numbers of U.S.-domiciled Specialty Stock funds in the Real Estate category over the following time period: 123 funds in the last three years. The Fund was not rated for the five- and ten-year periods. With respect to these Specialty Stock funds in the Real Estate category, Kensington Strategic Realty Fund received a Morningstar Rating of five stars for the three-year period. Morningstar Rating is for the Class A shares only; other classes may have different performance characteristics.
Past performance is no guarantee of future results.

/3/ Holdings subject to change.

KENSINGTON STRATEGIC REALTY FUND

iStar Financial, Inc. is a good example of our approach. iStar owns a portfolio of net leased office properties and also provides structured financing to owners of real estate all across the country. We believe the management team at iStar is one of the most talented in the sector. The company's results demonstrate this, with great credit metrics, impressive returns on assets and equity, and a history of solid earnings and dividend growth. With a current yield of 8.6% and a long-term growth rate, which we believe will be approximately 5%, iStar is well suited for the Fund's strategy.

Equity Office Properties Trust (EOP) is another good example. We began accumulating EOP when it was trading below $24 per share, yielding 8.5%, and selling at a 20% discount to the estimated value of its property portfolio. In our view, this was too cheap for the nation's largest office REIT with a strong balance sheet, exceptional management track record, and a dominant national position in the office sector. Recently, EOP has been aggressively buying back shares, which has helped buoy the stock price. Although its price has risen since we added to our position, we still think EOP presents good long-term value.

Despite our yield bias, pricing in the hotel sector intrigues us and we have begun to make some investments there. Dividends have been significantly reduced and or suspended altogether due to sharp earnings declines in the distressed hospitality industry. However, hotel companies are now trading at historically unprecedented discounts to normalized net asset values. We believe well financed hotel companies that can survive these tough times should perform quite well if the hospitality industry recovers and operating leverage translates into big earnings gains. We plan to move cautiously in this area.

IN CONCLUSION

Over the last several years, real estate securities have significantly outperformed most other market sectors. Modest earnings growth, combined with above average yields and reasonable valuations, produced solid returns. Over the short-term, the fragile economic recovery may restrain growth and the capital appreciation potential of real estate securities may be limited. However, in our opinion, valuations reflect much of today's challenging economic environment. We also believe yield should continue to serve as a floor for real estate securities prices while producing respectable total returns compared to the broad equities market and government bonds.

/s/ Paul Gray

PAUL GRAY
Portfolio Manager

SCHEDULE OF PORTFOLIO INVESTMENTS
MARCH 31, 2003

                                                      SHARES     MARKET VALUE
COMMON STOCK (10.1%)
REAL ESTATE
American Financial Realty Trust Company/1/           1,580,900   $ 18,377,963
Wellsford Real Properties, Incorporated/2/             495,150      7,189,578
                                                                 ------------
Total Common Stock                                                 25,567,541
                                                                 ------------
PREFERRED STOCK (38.6%)
REAL ESTATE INVESTMENT TRUSTS
Apartment Investment & Management
Company, Class D, 8.75%                                148,658      3,694,151
Apartment Investment & Management Company,
 Class Q, 10.10%                                       110,700      2,909,196
Associated Estates Realty, Series A, 9.75%              22,900        526,700
Boykin Lodging Company, Series A, 10.50%                10,000        246,000
CarrAmerica Realty Corporation, Series D, 8.45%          4,600        116,058
CBL & Associates Properties,                            86,700      4,603,770
 Incorporated, Series B, 8.75%
Colonial Properties Trust, Series A, 8.75%             243,900      6,177,987
Corporate Office Properties Trust,
 Series B, 10.00%                                       68,300      1,762,140
Corporate Office Properties Trust,
 Series F, 9.875%                                        3,500         92,820
Crescent Real Estate Equities Company,
 Series B, 9.5%                                          4,500        114,435
Crown American Realty Trust, Series A, 11.00%          256,600     14,600,540
Entertainment Properties Trust, Series A, 9.50%        521,000     13,858,600
Equity Inns, Incorporated, Series A, 9.50%              22,700        544,800
FelCor Lodging Trust, Incorporated,
 Series B, 9.00%                                       242,800      4,367,972
Glimcher Realty Trust, Series B, 9.25%                 119,000      2,977,380
HRPT Properties Trust, Series A, 9.875%                 64,056      1,704,530
iStar Financial, Incorporated, Series B, 9.375%        131,640      3,337,074
iStar Financial, Incorporated, Series C, 9.20%          91,500      2,310,375
La Quinta Corporation, Series A, 9.00%                  59,700      1,259,670
LaSalle Hotel Properties, Series A, 10.25%             244,600      6,273,990
Mills Corporation, Series B, 9.00%                     184,100      4,749,780
Mills Corporation, Series C, 9.00%                     119,700      3,094,245
Newcastle Investment Corporation,
 Series B, 9.75%                                       423,000     10,596,150
Prime Group Realty Trust, Series B, 9.00%                  100          1,730
Public Storage, Incorporated, Series A, Deposit
 Shares                                                216,900      5,943,060
Taubman Centers, Incorporated, Series A, 8.30%          60,000      1,458,600
Winston Hotels, Incorporated, Series A, 9.25%           37,700        861,445
                                                                 ------------
Total Preferred Stock                                              98,183,198
                                                                 ------------

               See accompanying notes to the financial statements.

KENSINGTON STRATEGIC REALTY FUND

SCHEDULE OF PORTFOLIO INVESTMENTS
MARCH 31, 2003 (continued)

                                                      SHARES     MARKET VALUE
REAL ESTATE INVESTMENT TRUSTS (71.5%)
APARTMENTS (6.0%)
Avalonbay Communities, Incorporated                     84,900   $  3,132,810
Camden Property Trust                                   86,700      2,809,080
Equity Residential Properties Trust                    363,500      8,749,445
Post Properties, Incorporated                           27,000        652,050
                                                                 ------------
                                                                   15,343,385
                                                                 ------------
DIVERSIFIED (11.7%)
Duke-Weeks Realty Corporation                            8,700        234,726
First Union Real Estate                              3,372,250      5,665,380
iStar Financial, Incorporated                          445,100     12,983,566
Liberty Property Trust                                 159,005      4,976,857
Vornado Realty Trust                                   164,425      5,886,415
                                                                 ------------
                                                                   29,746,944
                                                                 ------------
HEALTH CARE (1.2%)
Ventas, Incorporated                                   257,500      2,987,000
                                                                 ------------
HOTEL/RESTAURANT (1.1%)
Hospitality Properties Trust                            58,000      1,771,900
Host Marriott Corporation                               25,000        173,000
Meristar Hospitality Corporation                       263,000        896,830
                                                                 ------------
                                                                    2,841,730
                                                                 ------------
INDUSTRIAL (11.0%)
First Industrial Realty Trust, Incorporated            159,600      4,519,872
Prime Group Realty Trust                             1,690,200      8,839,746
ProLogis Trust                                         236,000      5,975,520
PS Business Parks, Incorporated, Class A               287,700      8,559,075
                                                                 ------------
                                                                   27,894,213
                                                                 ------------
MORTGAGE (5.2%)
Annaly Mortgage Management, Incorporated               268,150      4,684,581
Anthracite Capital, Incorporated                       747,100      8,546,824
                                                                 ------------
                                                                   13,231,405
                                                                 ------------
OFFICE PROPERTY (22.4%)
Arden Realty, Incorporated                              85,800      1,945,944
Boston Properties, Incorporated                        116,500      4,415,350
CarrAmerica Realty Corporation                         147,500      3,739,125
Crescent Real Estate Equities Company                  175,700      2,526,566
Equity Office Properties Trust                         744,700     18,952,614
Koger Equity, Incorporated                             717,450     10,976,985
Mack-Cali Realty Corporation                           302,200      9,359,134
Prentiss Properties Trust                              175,215      4,748,327
                                                                 ------------
                                                                   56,664,045
                                                                 ------------

               See accompanying notes to the financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
MARCH 31, 2003 (continued)

                                                     SHARES
                                                       OR
                                                   PRINCIPAL
                                                     AMOUNT      MARKET VALUE
RETAIL (8.3%)
Federal Realty Investment Trust                         10,000  $     303,700
General Growth Properties, Incorporated                  5,000        269,750
Kramont Realty Trust                                   512,400      7,686,000
Malan Realty Investors, Incorporated                   263,400      1,079,940
Simon Property Group, Incorporated                     193,700      6,940,271
Taubman Centers, Incorporated                          287,800      4,901,234
                                                                -------------
                                                                    21,180,89
                                                                -------------
STORAGE (0.8%)
Public Storage, Incorporated                            69,100      2,093,730
                                                                -------------
WHOLE LOANS (3.8%)
RAIT Investment Trust                                  425,275      9,628,226
                                                                -------------
Total Real Estate Investment Trusts                               181,611,573
                                                                -------------
CORPORATE BONDS (3.1%)
Real Estate Investment Trusts
BF Saul REIT, 9.75%, 04/01/08                    $   8,000,000      8,000,000
                                                                -------------

REPURCHASE AGREEMENT (0.1%)
Custodial Trust Company, dated 03/31/03,
 due 04/01/03 (Fully collateralized by
 U.S. Treasury Bonds)/3/                               309,452        309,452
                                                                -------------
Total Investments (Cost $302,842,813)
 (a) - 123.4%                                                     313,671,764
Liabilities in excess of other assets - (23.4)%                   (59,450,433)
                                                                -------------
NET ASSETS - 100.0%                                             $ 254,221,331
                                                                =============

/1/ Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors, The Adviser, using board approved procedures, has deemed these securities to be liquid.

/2/ Represents non-income producing securities.

/3/ Security purchased with the cash proceeds from securities loaned.

(a) Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by net unrealized appreciation/depreciation of securities as follows:

    Unrealized appreciation .............      $   18,965,982
    Unrealized depreciation .............          (8,137,031)
                                               --------------
    Net unrealized appreciation .........      $   10,828,951
                                               ==============

               See accompanying notes to the financial statements.

KENSINGTON STRATEGIC REALTY FUND

SCHEDULE OF PORTFOLIO INVESTMENTS
MARCH 31, 2003 (continued)

                                                      SHARES     MARKET VALUE
SECURITIES SOLD SHORT (15.7%)
COMMON STOCK (0.8%)
REAL ESTATE
Catellus Development Corporation                        97,700   $  2,051,700
                                                                 ------------
REAL ESTATE INVESTMENT TRUSTS (14.9%)
APARTMENTS (5.2%)
BRE Properties, Incorporated                            48,000      1,413,600
Essex Property Trust, Incorporated                     121,300      6,337,925
Home Properties of New York, Incorporated               10,500        348,600
Town & Country Trust                                   249,500      5,039,900
                                                                 ------------
                                                                   13,140,025
                                                                 ------------
DIVERSIFIED (0.9%)
Keystone Property Trust                                127,100      2,186,120
                                                                 ------------
INDUSTRIAL (3.4%)
CenterPoint Properties Corporation                      65,700      3,797,460
AMB Property Corporation                               170,500      4,816,625
                                                                 ------------
                                                                    3,614,085
                                                                 ------------
MORTGAGE (0.4%)
Capstead Mortgage Corporation                           98,900      1,128,449
                                                                 ------------
RETAIL (5.0%)
Developers Diversified Realty Corperation               14,400        347,760
Heritage Property Investment Trust                      83,400      2,089,170
Macerich Company                                        20,000        633,600
Pan Pacific Retail Properties, Incorporated             68,800      2,604,080
Ramco-Gershenson Properties Trust                      211,100      4,637,867
Weingarten Realty Investors                             65,100      2,546,061
                                                                 ------------
                                                                   12,858,538
                                                                 ------------
Total Real Estate Investment Trusts                                37,927,217
                                                                 ------------
Total Securities Sold Short
 (Proceeds $38,102,014)                                          $ 39,978,917
                                                                 ============

               See accompanying notes to the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2003

ASSETS
Investments, at value/1/ (cost $302,533,361)                    $ 313,362,312
Repurchase agreements, at cost                                        309,452
                                                                -------------
Total Investments, (cost $302,842,813)                            313,671,764
Deposits with broker and custodian bank for securities
 sold short                                                        47,623,674
Interest and dividends receivable                                   3,221,264
Receivable for investments sold                                     6,599,582
Receivable for capital shares issued                                  527,011
Prepaid expenses                                                       21,163
                                                                -------------
     Total Assets                                                 371,664,458
                                                                -------------
LIABILITIES
Demand loan payable to bank                                        65,888,668
Securities sold short (proceeds $38,102,014)                       39,978,917
Payable for return of collateral received for
 securities on loan                                                   309,452
Payable for investments purchased                                  10,351,705
Payable for capital shares redeemed                                   157,366
Accrued expenses and other payables
     Investment advisory fees                                         403,580
     Distribution fees                                                105,564
     Other                                                            247,875
                                                                -------------
     Total Liabilities                                            117,443,127
                                                                -------------
NET ASSETS                                                      $ 254,221,331
                                                                =============
Capital                                                         $ 250,607,069
Distributions in excess of net realized gains
 on investments, options and securities sold short                 (5,337,786)
Net unrealized appreciation on investments                          8,952,048
                                                                -------------
     Net Assets                                                 $ 254,221,331
                                                                =============
Outstanding units of beneficial interest (shares)
     Class A
        Net Assets                                              $ 170,382,980
        Shares outstanding                                          4,564,923
                                                                -------------
        Redemption price per share                              $       37.32
                                                                =============
     Maximum Sales Charge - Class  A                                     5.75%
                                                                -------------
     Maximum Offering Price
        [100%/(100%-Maximum Sales Charge) of net asset
         value adjusted to the nearest cent] per share          $       39.60
                                                                =============
     Class B
        Net Assets                                              $  28,925,580
        Shares outstanding                                            779,859
                                                                -------------
        Offering price per share/2/                             $       37.09
                                                                =============
     Class C
        Net Assets                                              $  54,912,771
        Shares outstanding                                          1,481,371
                                                                -------------
        Offering price per share/2/                             $       37.07
                                                                =============

/1/ Includes securities on loan of $289,260.
/2/ Redemption price per share varies by length of time shares are held.

               See accompanying notes to the financial statements.

KENSINGTON STRATEGIC REALTY FUND

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2003

INVESTMENT INCOME
Interest income                                        $    1,884,357
Securities lending income                                      22,098
Dividend income                                            21,839,289
                                                       --------------
   Total Investment Income                                 23,745,744
                                                       --------------

EXPENSES
Investment advisory fees                                    4,167,856
Administration fees                                           445,705
Distribution fees
   Class A                                                    424,501
   Class B                                                    271,119
   Class C                                                    502,218
Custodian fees                                                 99,369
Transfer agent fees                                           388,072
Trustees' fees                                                  2,389
Dividend expense on securities sold short                   2,441,158
Interest expense                                            1,961,081
Recoupment of prior expenses reimbursed by the Adviser         99,928
Other expenses                                                221,025
                                                       --------------
   Total expenses before waivers                           10,934,421
   Less expenses waived by the Adviser                        (20,818)
                                                       --------------
   Net Expenses                                            11,003,603
                                                       --------------
   Net Investment Income                                   12,742,141
                                                       --------------

REALIZED/UNREALIZED GAINS (LOSSES) FROM
 INVESTMENTS, OPTIONS AND SECURITIES SOLD SHORT
Net realized gains from investments and options             2,069,518
Net realized gains from securities sold short                 192,019
Change in unrealized appreciation/depreciation from
 investments, options and securities sold short           (17,588,850)
                                                       --------------
Net realized/unrealized losses from investments,
 options and securities sold short                        (15,327,313)
                                                       --------------
Change in net assets resulting from operations         $   (2,585,172)
                                                       ==============

               See accompanying notes to the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                             FOR THE           FOR THE
                                                            YEAR ENDED        YEAR ENDED
                                                          MARCH 31, 2003    MARCH 31, 2002
                                                          --------------    --------------
FROM INVESTMENT ACTIVITIES

OPERATIONS
Net investment income                                     $   12,742,141    $    6,740,514
Net realized gains from investments and options                2,069,518        15,024,064
Net realized gains from securities sold short                    192,019           784,270
Net change in unrealized appreciation/
 depreciation from investments, options and
 securities sold short                                       (17,588,850)       17,129,683
                                                          --------------    --------------
Change in net assets resulting from operations                (2,585,172)       38,109,991
                                                          --------------    --------------

DISTRIBUTIONS TO CLASS A SHAREHOLDERS
From net investment income                                   (10,774,718)       (8,164,547)
From net realized gains from investments
 and securities sold short                                    (6,126,828)       (4,346,779)

DISTRIBUTIONS TO CLASS B SHAREHOLDERS
From net investment income                                    (1,575,949)       (1,031,380)
From net realized gains from investments
 and securities sold short                                    (1,043,652)         (644,079)

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
From net investment income                                    (2,933,154)       (1,886,845)
From net realized gains from investments
 and securities sold short                                    (1,968,616)       (1,169,160)
                                                          --------------    --------------
Change in net assets from distributions
 to shareholders                                             (24,422,917)      (17,242,790)
                                                          --------------    --------------
CAPITAL TRANSACTIONS
Proceeds from shares issued                                  164,082,978       137,697,012
Shares issued in reinvestment of distributions                19,412,060        12,935,616
Payments for shares redeemed                                (141,269,523)      (54,889,406)
                                                          --------------    --------------
Change in net assets from capital transactions                42,225,515        95,743,222
                                                          --------------    --------------
Change in net assets                                          15,217,426       116,610,423

NET ASSETS
Beginning of period                                          239,003,905       122,393,482
                                                          --------------    --------------
End of period                                             $  254,221,331    $  239,003,905
                                                          ==============    ==============

               See accompanying notes to the financial statements.

KENSINGTON STRATEGIC REALTY FUND

STATEMENT OF CASH  FLOWS
FOR THE YEAR ENDED MARCH 31, 2003

CASH FLOWS FROM OPERATING ACTIVITIES:
Net investment income                                      $     12,742,141
Adjustments to reconcile net investment income
 to net cash used in operating activities:
  Purchases of investment securities                         (1,207,357,811)
  Proceeds from disposition of investments, options and
   securities sold short                                      1,210,668,401
  Increase in deposits with broker and custodian bank
   for securities sold short                                    (25,832,775)
  Increase in interest and dividends receivable                     (30,389)
  Increase in payable for return of collateral received
   for securities on loan                                       (15,131,064)
  Increase in accrued expenses and other payables                   126,731
  Net amortization/accretion from investments                       (31,682)
                                                           ----------------
  Net cash used in operating activities                         (24,846,448)
                                                           ----------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Demand loan payable                                               5,679,337
Proceeds from shares issued                                     165,474,405
Cost of shares redeemed                                        (141,296,437)
Cash distributions paid                                          (5,010,857)
                                                           ----------------
  Net cash provided by financing activities                      24,846,448
                                                           ----------------
Change in cash                                                            -

CASH:
Beginning balance                                                         -
                                                           ----------------
Ending balance                                             $              -
                                                           ================

Non-cash financing activities not included herein consist of reinvestment of dividends from net investment income and distributions of net realized capital gains of $19,412,060.

               See accompanying notes to the financial statements.

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                             CLASS A
                                     -------------------------------------------------------
                                       FOR THE       FOR THE       FOR THE        FOR THE
                                     YEAR ENDED    YEAR ENDED    YEAR ENDED     PERIOD ENDED
                                      MARCH 31,     MARCH 31,     MARCH 31,       MARCH 31,
                                        2003          2002          2001          2000/1/
                                     ----------    ----------    -----------    ------------
NET ASSET VALUE-BEGINNING OF PERIOD  $    41.27    $    36.22    $     29.46    $      25.00
                                     ----------    ----------    -----------    ------------
INVESTMENT ACTIVITIES
Net investment income                      2.17          1.64           2.36            1.48
Net realized and unrealized gains
 (losses) from investments, options
 and securities sold short                (2.12)         7.30           7.64            4.48
                                     ----------    ----------    -----------    ------------
Total from Investment Activities           0.05          8.94          10.00            5.96
                                     ----------    ----------    -----------    ------------
DISTRIBUTIONS
Net investment income                     (2.51)        (2.47)         (2.52)          (1.39)
Net realized gains                        (1.49)        (1.42)         (0.72)          (0.11)
                                     ----------    ----------    -----------    ------------
Total Distributions                       (4.00)        (3.89)         (3.24)          (1.50)
                                     ----------    ----------    -----------    ------------

NET ASSET VALUE-END OF PERIOD        $    37.32    $    41.27    $     36.22    $      29.46
                                     ==========    ==========    ===========    ============

Total Return (excludes sales charge)       0.13%        25.83%         34.94%          24.36%(a)

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000's)    $  170,383    $  172,682    $    90,628    $     11,967

Ratio of expenses to average net
 assets (excluding dividend and
 interest expense)                         2.44%         3.18%          2.83%           2.25%(b)

Ratio of expenses to average net
 assets (including dividend and
 interest expense)                         4.07%         3.82%          4.29%           2.41%(b)
Ratio of net investment income to
 average net assets                        5.41%         4.02%          7.72%          14.63%(b)

Portfolio Turnover (c)                   213.45%       190.84%        206.02%         240.19%

/1/ From the commencement of operations on September 15, 1999.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

               See accompanying notes to the financial statements.

KENSINGTON STRATEGIC REALTY FUND

                                                             CLASS B

                                      FOR THE       FOR THE       FOR THE         FOR THE
                                     YEAR ENDED    YEAR ENDED    YEAR ENDED     PERIOD ENDED
                                      MARCH 31,     MARCH 31,     MARCH 31,       MARCH 31,
                                        2003          2002          2001           2000/1/
                                     ----------    ----------    -----------    ------------
NET ASSET VALUE-BEGINNING OF PERIOD  $    41.06    $    36.09    $     29.42    $      25.00
                                     ----------    ----------    -----------    ------------
INVESTMENT ACTIVITIES
Net investment income                      1.82          1.39           2.17            1.34
Net realized and unrealized
 gains (losses) from investments,
 options and securities sold short        (2.06)         7.22           7.54            4.52
                                     ----------    ----------    -----------    ------------
Total from Investment Activities          (0.24)         8.61           9.71            5.86
                                     ----------    ----------    -----------    ------------

DISTRIBUTIONS
Net investment income                     (2.24)        (2.22)         (2.32)          (1.33)
Net realized gains                        (1.49)        (1.42)         (0.72)          (0.11)
                                     ----------    ----------    -----------    ------------
Total Distributions                       (3.73)        (3.64)         (3.04)          (1.44)
                                     ----------    ----------    -----------    ------------
NET ASSET VALUE-END OF PERIOD        $    37.09    $    41.06    $     36.09    $      29.42
                                     ==========    ==========    ===========    ============

Total Return (excludes sales charge)      (0.60%)       24.87%         33.94%          23.96%(a)

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000's)    $   28,926    $   23,993    $    10,867    $      1,433

Ratio of expenses to average
 net assets (excluding dividend and
 interest expense)                         3.19%         3.93%          3.63%           2.99%(b)

Ratio of expenses to average
 net assets (including dividend and
 interest expense)                         4.85%         4.57%          5.24%           3.15%(b)

Ratio of net investment
 income to average net assets              4.63%         3.44%          6.74%          11.58%(b)

Portfolio Turnover (c)                   213.45%       190.84%        206.02%         240.19%

/1/ From the commencement of operations on September 15, 1999.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

               See accompanying notes to the financial statements.
48

                                                               CLASS C

                                          FOR THE       FOR THE       FOR THE         FOR THE
                                         YEAR ENDED    YEAR ENDED    YEAR ENDED     PERIOD ENDED
                                          MARCH 31,     MARCH 31,     MARCH 31,       MARCH 31,
                                            2003          2002          2001           2000/1/
                                         ----------    ----------    -----------    ------------
NET ASSET VALUE-BEGINNING OF PERIOD      $    41.04    $    36.07    $     29.40    $      25.00
                                         ----------    ----------    -----------    ------------
INVESTMENT ACTIVITIES
Net investment income                          1.81          1.37           2.17            1.36
Net realized and unrealized gains
 (losses) from investments, options
 and securities sold short                    (2.05)         7.23           7.54            4.49
                                         ----------    ----------    -----------    ------------
Total from Investment Activities              (0.24)         8.60           9.71            5.85
                                         ----------    ----------    -----------    ------------
DISTRIBUTIONS
Net investment income                         (2.24)        (2.21)         (2.32)          (1.34)
Net realized gains                            (1.49)        (1.42)         (0.72)          (0.11)
                                         ----------    ----------    -----------    ------------
Total Distributions                           (3.73)        (3.63)         (3.04)          (1.45)
                                         ----------    ----------    -----------    ------------

NET ASSET VALUE-END OF PERIOD            $    37.07    $    41.04    $     36.07    $      29.40
                                         ==========    ==========    ===========    ============

Total Return (excludes sales charge)          (0.60%)       24.85%         33.96%          23.91%(a)

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000's)        $   54,913    $   42,329    $    20,898    $      3,234

Ratio of expenses to average net assets
 (excluding dividend and interest
 expense)                                      3.19%         3.93%          3.61%           3.00%(b)

Ratio of expenses to average net assets
 (including dividend and interest
 expense)                                      4.85%         4.57%          5.19%           3.16%(b)

Ratio of net investment income to
 average net assets                            4.58%         3.38%          6.78%          12.52%(b)

Portfolio Turnover (c)                       213.45%       190.84%        206.02%         240.19%

/1/ From the commencement of operations on September 15, 1999.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

               See accompanying notes to the financial statements.

KENSINGTON STRATEGIC REALTY FUND

OTHER SHARE CLASS RESULTS (Unaudited)

AVERAGE ANNUAL RETURN
FOR PERIODS ENDED
MARCH 31, 2003 WITH ALL           ONE          THREE          SINCE
DISTRIBUTIONS REINVESTED          YEAR          YEAR       INCEPTION/1/
                               ----------    ----------    ------------
CLASS B SHARES
not reflecting CDSC/2/              -0.60%        18.48%          22.65%
reflecting applicable CDSC          -5.11%        17.76%          22.14%

CLASS C SHARES
not reflecting CDSC/2/              -0.60%        18.47%          22.63%
reflecting applicable CDSC          -1.50%        18.47%          22.63%

/1/ Fund inception 9/15/99.
/2/ CDSC = contingent deferred sales charge, price per share varies by length of time shares are held.

Past performance is not predictive of future performance.

               See accompanying notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS

1.  ORGANIZATION

The Coventry Group (the "Group") was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The accompanying financial statements are those of the Kensington Real Estate Securities Fund, the Kensington Select Income Fund, and the Kensington Strategic Realty Fund (individually, a "Fund", collectively, the "Funds"). The Funds are a separate series of the Group. Between the date of organization and the date of commencement of operations of the Kensington Real Estate Securities Fund, Kensington Select Income Fund, and Kensington Strategic Realty Fund, on December 31, 2002, April 3, 2001, and September 15, 1999, respectively, the Funds earned no investment income and had no operations other than incurring organizational expenses.

The Funds are authorized to issue an unlimited number of beneficial interest with no par value. Each Fund offers three classes of shares: Class A, Class B and Class C shares. Class A shares are sold with a maximum front-end load charge of 5.75%. Class B shares are sold without a front-end load but have a maximum deferred sales charge of 5.00%. Class C shares are sold without a front-end load, but have a deferred sales charge of 1.00% that is applied to redemptions within one year of purchase.

2.  SIGNIFICANT ACCOUNTING PRINCIPLES

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States
(GAAP). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION

The Funds invest primarily in real estate securities, including securities issued by real estate investment trusts (REITs), master limited partnerships and other real estate companies. Investments in these issuers include common, convertible and

THE KENSINGTON FUNDS

preferred stock and debt securities, rights or warrants to purchase common stock, and limited partnership interests. Portfolio equity securities for which market quotations are readily available are valued based upon their last sales price in their principal market. Lacking any sales, these securities are valued at the mean between the most recent bid and asked quotations. Debt securities with remaining maturities of 60 days or less will be valued at their amortized cost. Other debt securities are generally valued by pricing agents based on valuations supplied by broker-dealers or calculated by electronic methods. Other securities and assets for which quotations are not readily available, including restricted securities and securities purchased in private transactions, are valued at their fair value in the best judgement of Kensington Investment Group, Inc. (the "Adviser") under the supervision of the Group's Board of Trustees.

REPURCHASE AGREEMENTS

The Funds may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Funds' behalf. The Funds monitor the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Funds will only enter into repurchase agreements with banks and other financial institutions which are deemed by the Adviser to be creditworthy pursuant to guidelines established by the Board of Trustees.

SECURITY TRANSACTIONS AND RELATED INCOME

Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

WRITTEN OPTIONS

Each Fund may purchase options, write (sell) "covered" call options and purchase options to close out options previously written by it. Such options must be listed on a National Securities Exchange and issued by the Options Clearing Corporation. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by decline in the market value of the underlying security during the option period. A Fund will realize a profit or loss from a closing purchase option if the cost of the transaction is less or more than the premium received from the writing of the option. During the year ended March 31, 2003, only Kensington Select Income Fund and Kensington Strategic Realty Fund held options.

The following is a summary of option activity for the year ended March 31, 2003, by the Funds:

                                         KENSINGTON SELECT    KENSINGTON STRATEGIC
                                            INCOME FUND            REALTY FUND
                                      ----------------------  ---------------------
                                        SHARES                  SHARES
                                        SUBJECT                 SUBJECT
COVERED CALL OPTIONS                  TO CONTRACT   PREMIUMS  TO CONTRACT  PREMIUMS
------------------------------------  -----------   --------  -----------  --------
Balance at beginning of period                  -   $      -            -  $      -
                                      -----------   --------  -----------  --------
Options written                                 -          -          200    20,915
Options closed                                  -          -         (400)  (36,230)
Options expired                                 -          -          200    15,315
Options exercised                               -          -            -         -
                                      -----------   --------  -----------  --------
Options outstanding at end of period            -   $      -            -  $      -
                                      ===========   ========  ===========  ========

                                        KENSINGTON SELECT     KENSINGTON STRATEGIC
                                           INCOME FUND             REALTY FUND
                                      ---------------------  ----------------------
                                         SHARES                 SHARES
                                        SUBJECT                SUBJECT
PUT OPTIONS                           TO CONTRACT  PREMIUMS  TO CONTRACT    PREMIUMS
------------------------------------  -----------  --------  -----------    --------
Balance at beginning of period                  -  $      -            -    $      -
                                      -----------  --------  -----------    --------
Options written                               100    13,415            -      20,915
Options closed                               (100)  (13,415)           -     (36,230)
Options expired                                 -         -            -      15,315
Options exercised                               -         -            -           -
                                      -----------  --------  -----------    --------
Options outstanding at end of period            -  $      -            -    $      -
                                      ===========  ========  ===========    ========

SHORT SALE TRANSACTIONS

A short sale is a transaction in which a Fund sells a security it does not own (but has borrowed) in anticipation of a decline in the market value of that security. To complete a short sale, a Fund must borrow the security to deliver to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it in the open market at a later date. A Fund will incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in value between those dates. A Fund must pay any dividends or interest payable to the lender of the security. All short

THE KENSINGTON FUNDS

sales must be collateralized in accordance with the applicable exchange or broker requirements. A Fund maintains the collateral in a segregated account with its custodian and broker, consisting of cash or obligations of the U.S. Government, its agencies or instrumentalities sufficient to collateralize its obligation on the short positions.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid quarterly and net realized capital gains, if any, are declared and distributed at least annually. Distributions from net investment income and from net realized capital gains are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to deferrals of certain losses.

FEDERAL INCOME TAXES

It is the policy of the Funds to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

SECURITIES LENDING

To generate additional income, the Kensington Select Income Fund and Kensington Strategic Realty Fund may lend up to 33.33% of the value of securities in which it is invested pursuant to agreements requiring that the loan be continuously secured by cash, U.S. government securities or other liquid, high-grade debt securities or by a letter of credit in favor of the Funds at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. The Funds continue to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral.

When cash is received as collateral for securities loaned, the Fund may invest such cash in short-term U.S. government securities, repurchase agreements or other short-term corporate securities. The cash or subsequent short-term investments are recorded as assets of the Funds, offset by a corresponding liability to repay the cash at the termination of the loan.

There may be risks, such as delay or an inability to regain the securities or even loss of rights in the collateral, should the borrower of the securities fail financially.

However, loans will be made only to borrowers deemed by the Adviser to be of good standing and creditworthy under guidelines established by the Group's Board of Trustees and when, in the judgement of the Adviser, the consideration which can be earned currently from such securities loaned justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time and, therefore, are not considered illiquid investments. As of March 31, 2003, the Funds had equity securities on loan as follows:

FUND                                         MARKET VALUE            COLLATERAL*

Kensington Select Income Fund                $  5,768,125           $ 6,061,968
Kensington Strategic Realty Fund             $    289,260           $   309,452

* The collateral was invested in repurchase agreements at March 31, 2003.

EXPENSES

Expenses that are directly related to a Fund are charged directly to the Fund, while expenses which are attributable to more than one Fund of the series are allocated among the respective Funds based upon relative net assets or another appropriate basis. Expenses directly attributable to a class of shares are charged directly to that class. Expenses relating to the Group are prorated to all the investment portfolios of the Group, including the Funds, on the basis of each Fund's relative net assets.

3.  PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 2003 were as follows:

FUND                                          PURCHASES               SALES

Kensington Real Estate Securities Fund      $       97,381       $       10,692
Kensington Select Income Fund               $  472,197,335       $  176,086,809
Kensington Strategic Realty Fund            $  748,217,851       $  681,808,194

4.  RELATED PARTY TRANSACTIONS

Investment advisory services are provided to the Funds by the Adviser, who receives a management fee for their services, under the Investment Advisory Agreements for each Fund (the "Advisory Agreements"). The fees, which are computed daily and paid monthly, are at the following annual rates for each Fund, calculated as a percentage of the particular Fund's average daily net assets: Real

THE KENSINGTON FUNDS

Estate Securities Fund, 0.85%; Select Income Fund, 1.00%; and Strategic Realty Fund, 1.50% (subject to performance adjustments).

For the services provided pursuant to the Investment Advisory Agreement for the Strategic Realty Fund, the Fund pays the Adviser a base fee computed daily and paid monthly, at an annual rate, calculated as a percentage of the Fund's average daily net assets, of 1.50%. The management fee is a fulcrum-type performance fee that increases or decreases from the base fee of 1.50% depending on the Fund's performance relative to that of the NAREIT Composite Index during the preceding twelve months. Through performance adjustments equal to 15% of the difference between the performance of the Fund and that of the Index during the previous twelve months, the fee can range from a minimum of 0.50% to a maximum of 2.50%. This fee arrangement may result in higher fees than those paid by other investment companies. The Adviser may receive the maximum fee even if the Strategic Realty Fund's absolute performance is negative, and it may receive the minimum fee even when the Fund has significant positive performance. The Adviser may periodically waive all or a portion of its advisory fee to increase the net income of the Strategic Realty Fund available for distribution as dividends.

The Adviser has contractually agreed, until December 31, 2006, to waive fees and/or reimburse each Fund to the extent necessary to maintain each Fund's Total Fund Operating Expenses as noted below, excluding increases due to performance fee adjustments, brokerage costs, interest, taxes, and dividends and extraordinary expenses:

Total Operating                                 Fund Class             Expense

Kensington Real Estate Securities Fund            Class A               1.45%
Kensington Real Estate Securities Fund            Class B               2.20%
Kensington Real Estate Securities Fund            Class C               2.20%
Kensington Select Income Fund                     Class A               1.60%
Kensington Select Income Fund                     Class B               2.35%
Kensington Select Income Fund                     Class C               2.35%
Kensington Strategic Realty Fund                  Class A               2.25%
Kensington Strategic Realty Fund                  Class B               3.00%
Kensington Strategic Realty Fund                  Class C               3.00%

The Funds have agreed to pay or repay fees that were waived or reimbursed for a period up to three years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the above limits. For the year ended March 31, 2003, the amounts reimbursed and remaining were as follows:

                                      Reimbursed Year       Remaining Available
Fund                                Ended March 31, 2003     for Reimbursement

Kensington Real
 Estate Securities Fund                 $         -           $    15,338
Kensington Select Income Fund           $         -           $   448,148
Kensington Strategic Realty Fund        $    99,928           $   253,722

BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), with whom certain officers and trustees of the Group are affiliated, serves the Funds as Administrator pursuant to an Administration Agreement (the "Administration Agreement"). Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Group. BISYS Ohio also serves as transfer agent and fund accountant under the Transfer Agency Agreement and Fund Accounting Agreement. BISYS Ohio receives fees for its services as Administrator and for its services under the Transfer Agency Agreement and Fund Accounting Agreement pursuant to an Omnibus Fee Agreement. In addition to certain out-of-pocket expenses, these fees include: asset-based fees of 0.18% of each Fund's average daily net assets up to $1 billion and 0.10% for such assets in excess of $1 billion and per account fees of $25 per shareholder account. An additional annual amount of $25,000 per Fund is charged for each class of shares in addition to the initial class. The asset-based and multiple class fees (but not the per account fee) of the Funds are subject to an annual complex minimum of $375,000.

BISYS Fund Services Limited Partnership, a wholly owned subsidiary of The BISYS Group, Inc., serves as the Funds' principal distributor (the "Distributor"). The Group has entered into a Distribution Plan (the "Plan") which is in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Funds will pay a monthly fee to the Distributor in annual rates equal to 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C, respectively.

5.  SHARES OF BENEFICIAL INTEREST

Each share represents an equal proportionate interest in the Fund with other shares of the same series and class and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund. The following is a summary of transactions in Fund shares for the periods ended March 31, 2003 and 2002:

THE KENSINGTON FUNDS

                                    KENSINGTON
                                       REAL
                                      ESTATE               KENSINGTON                          KENSINGTON
                                    SECURITIES            SELECT INCOME                         STRATEGIC
                                       FUND                    FUND                            REALTY FUND
                                    ----------    -------------------------------    --------------------------------
                                      PERIOD
                                      ENDED        YEAR ENDED       PERIOD ENDED               YEAR ENDED
                                     MARCH 31,      MARCH 31,         MARCH 31,                 MARCH 31,
                                     2003/1/          2003             2002/2/            2003              2002
                                    ----------    -------------    --------------    --------------    --------------
CAPITAL TRANSACTIONS:

CLASS A:
   Proceeds from shares issued      $   80,000    $ 477,989,370    $  119,245,435    $  127,388,249    $  106,835,371
   Dividends reinvested                    704       12,051,376         2,234,526        13,001,259         8,829,331
   Cost of shares redeemed                   -      348,182,666         4,995,776       123,931,752        48,704,075
                                    ----------    -------------    --------------    --------------    --------------
   Change                           $   80,704    $ 141,858,080    $  116,484,185    $   16,457,752    $   66,960,627
                                    ==========    =============    ==============    ==============    ==============
CLASS B:
   Proceeds from shares issued      $   10,000    $  27,905,475    $   10,443,075    $   10,622,882    $   10,434,084
   Dividends reinvested                     72        1,147,112           197,034         2,178,280         1,411,891
   Cost of shares redeemed                   -          981,190           149,979         4,984,862           703,237
                                    ----------    -------------    --------------    --------------    --------------
   Change                           $   10,072    $  28,071,397    $   10,490,130    $    7,816,300    $   11,142,738
                                    ==========    =============    ==============    ==============    ==============
CLASS C:
   Proceeds from shares issued      $   10,000    $  89,900,420    $   27,995,837    $   26,071,847    $   20,427,557
   Dividends reinvested                     72        3,578,007           699,749         4,232,521         2,694,394
   Cost of shares redeemed                   -       25,556,798           487,771        12,352,909         5,482,094
                                    ----------    -------------    --------------    --------------    --------------
   Change                           $   10,072    $  67,921,629    $   28,207,815    $   17,951,459    $   17,639,857
                                    ==========    =============    ==============    ==============    ==============
Change in net assets
 from capital transactions          $  100,848    $ 237,851,106    $  155,182,130    $   42,225,515    $   95,743,222
                                    ==========    =============    ==============    ==============    ==============

SHARE TRANSACTIONS:

CLASS A:
   Issued                                3,200       14,891,132         3,923,593         3,199,069         2,672,235
   Reinvested                               29          375,981            74,165           339,380           226,806
   Redeemed                                  -       10,992,093           165,532         3,158,069         1,216,590
                                    ----------    -------------    --------------    --------------    --------------
   Change                                3,229        4,275,020         3,832,226           380,380         1,682,451
                                    ==========    =============    ==============    ==============    ==============

CLASS B:
   Issued                                  400          875,245           353,978           267,666           264,868
   Reinvested                                3           35,986             6,642            57,328            36,466
   Redeemed                                  -           30,977             5,142           129,550            18,015
                                    ----------    -------------    --------------    --------------    --------------
   Change                                  403          880,254           355,478           195,444           283,319
                                    ==========    =============    ==============    ==============    ==============

CLASS C:
   Issued                                  400        2,809,143           942,415           661,034           520,651
   Reinvested                                3          112,280            23,540           111,473            69,444
   Redeemed                                  -          814,156            16,196           322,570           138,179
                                    ----------    -------------    --------------    --------------    --------------
   Change                                  403        2,107,267           949,759           449,937           452,116
                                    ==========    =============    ==============    ==============    ==============
Change in share transactions             4,034        7,262,541         5,137,463         1,025,761         2,417,886
                                    ==========    =============    ==============    ==============    ==============

/1/ From commencement of operations on December 31, 2002.
/2/ From commencement of operations on April 3, 2001.

6.  CONCENTRATION OF CREDIT RISK

Each Fund invests a substantial portion of assets in the equity securities of issuers engaged in the real estate industry, including REITs. As a result, the Funds may be more affected by economic developments in the real estate industry than would a diversified equity fund.

7.  LEVERAGE

The Kensington Select Income Fund and Kensington Strategic Realty Fund can buy securities with borrowed money including bank overdrafts (a form of leverage). Leverage exaggerates the effect on the net asset value of any increase or decrease in the market value of a Fund's portfolio securities. These borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.

The Kensington Strategic Realty Fund and Kensington Select Income Fund maintains a line of credit to a maximum amount of 33.33% of total net assets. Borrowings under this arrangement bear interest at seven-eighths of one percent above the Fed Funds rate. The average interest rate charged and the average outstanding demand loan payable to Custodial Trust Company for the year ended March 31, 2003 was a follows:

                                      Average           Average Outstanding
Fund                               Interest Rate        Demand Loan Payable

Kensington Select Income Fund               2.06%          $  68,137,331
Kensington Strategic Realty Fund            2.61%          $  75,223,467

THE KENSINGTON FUNDS

8.  FEDERAL INCOME TAX INFORMATION

The tax character of distributions paid to shareholders during the fiscal year ended March 31, 2003 was as follows:

                               Dividends paid from
                          -----------------------------
                          Net Investment  Net Long Term   Total Taxable  Tax Return  Total Distributions
Fund                          Income      Capital Gains   Distributions  of Capital         Paid
----                      --------------  --------------  -------------  ----------  -------------------
Kensington Real Estate
 Securities Fund          $          848  $            -  $         848  $        -  $               848
Kensington Select
 Income Fund                  24,698,359               -     24,698,359           -           24,698,359
Kensington Strategic
 Realty Fund                  15,032,199       9,390,718     24,422,917           -           24,422,917

As of March 31, 2003 the components of accumulated earnings on a tax basis was as follows:

                           Undistributed   Undistributed Long-   Accumulated  Distributions
Fund/1/                   Ordinary Income   Term Capital Gains     Earnings      Payable
------                    ---------------  -------------------   -----------  -------------
Kensington Real Estate
 Securities Fund          $           500  $                 -   $       500  $           -
Kensington Select
 Income Fund                       44,727                    -        44,727              -
Kensington Strategic
 Realty Fund                            -               38,417        38,417              -

                                           Accumulated                          Total
                                        Capital and Other    Unrealized      Accumulated
Fund/1/                                       Losses       Appreciation/1/     Earnings
------                                  -----------------  ---------------   -----------
Kensington Real Estate Securities Fund   $              -   $        1,274   $     1,657
Kensington Select Income Fund                    (469,025)       9,657,002     9,232,704
Kensington Strategic Realty Fund                        -        3,552,826     3,591,243

/1/ The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attribuable primarily to:
tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments and the return of capital adjustments from real estate investment trusts.

The tax character of distributions paid to shareholders during the fiscal year ended March 31, 2002 was as follows:

                             Dividends paid from
                        -------------------------------
                        Net Investment    Net Long Term   Total Taxable   Tax Return   Total Distributions
Fund                        Income        Capital Gains   Distributions   of Capital          Paid
----                    --------------   ---------------  -------------   -----------  -------------------
Kensington Select
 Income Fund            $    4,734,781   $         5,906  $   4,740,687   $    82,883  $         4,823,570
Kensington Strategic
 Realty Fund                13,946,492         3,296,298     17,242,790             -           17,242,790

As of March 31, 2002 the components of accumulated earnings on a tax basis was as follows:

                         Undistributed   Undistributed Long-  Accumulated   Distributions
Fund/1/                 Ordinary Income  Term Capital Gains    Earnings        Payable
------                  ---------------  -------------------  -----------   -------------
Kensington Select
 Income Fund            $             -  $                 -  $         -   $           -
Kensington Strategic
 Realty Fund                   2,149,698           3,923,754    6,073,752               -

                                     Accumulated                          Total
                                  Capital and Other    Unrealized     Accumulated
Fund/1/                                 Losses       Appreciation/1/    Earnings
------                            -----------------  ---------------  ------------
Kensington Select Income Fund     $             -    $     4,932,504  $  4,932,504
Kensington Strategic Realty Fund                -         24,548,899    30,622,351

/1/ The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attribuable primarily to:
tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments and the return of capital adjustments from real estate investment trusts.

THE KENSINGTON FUNDS

9.  SUBSEQUENT EVENTS

On April 1, 2003, the assets of each Fund were transferred into a newly formed Fund ("New Fund") of the same name of The Kensington Funds, a new Delaware statutory trust (the "New Trust"), in exchange for shares of the New Fund, and the assumption by the New Fund of liabilities of the Fund; and the distribution to Fund shareholders of such New Fund's shares.

10. SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

On March 14, 2003, a Special Meeting of Shareholders of the Kensington Real Estate Fund, Kensington Select Income Fund and Kensington Strategic Realty Fund (the "Kensington Funds") was held to vote on the Agreement and Plan of Reorganization for the Kensington Funds. The results are as follows:

Fund                           For         Against       Abstain       Total
----                        ---------      -------       -------     ---------
Kensington Real
 Estate Securities Fund         4,000            -             -         4,000
Kensington Select
 Income Fund                4,729,303      144,572       211,274     5,085,150
Kensington
 Strategic Realty Fund      3,191,978       61,360       121,344     3,374,682

Overall responsibility for management of the Coventry Group (the "Group") rests with its Board of Trustees, who are elected by the shareholders of the Group. The Trustees elect the officers of the Group to actively supervise its day-to-day operations. The information regarding the Trustees is set forth below:

                                      Term of          Principal         Number of
Name,                  Position(s)  Office/Length     Occupation (s)     Portfolios      Directorships
Address,               Held With      of time          During the       Overseen for      Held Outside
and Age                the Group       served         Past 5 Years        the Group        the Group
-----------------      -----------  -------------     --------------    ------------    ----------------
COVENTRY TRUSTEES

Walter B. Grimm         President    Since 1996       From 1992 to            16            American
3435 Stelzer Road                                     present,                          Performance and
Columbus, OH 43219                                    employee of                         Performance
Age: 57                                               BISYS Fund                          Funds Trust
                                                      Services.

R. Jeffrey Young         Chairman    Since 1999       From 1993 to            16               N/A
3435 Stelzer Road          and                        present,
Columbus, OH 43219       Trustee                      employee of
Age: 38                                               BISYS Fund
                                                      Services.

Maurice G. Stark         Trustee     Since 1992       Retired.                16        J.A. Jones, Inc.
3435 Stelzer Road                                     Until December 31,                  and AmSouth
Columbus, OH 43219                                    1994, Vice                          Mutual Funds
Age: 67                                               President-Finance
                                                      and Treasurer,
                                                      Batelle Memorial
                                                      Institute
                                                      (scientific
                                                      research and
                                                      development service
                                                      corporation).

Michael M. Van Buskirk   Trustee     Since 1992       From June 1991 to       16         BISYS Variable
3435 Stelzer Road                                     present,                           Insurance Funds
Columbus, OH 43219                                    employee of and
Age: 55                                               currently
                                                      President of The
                                                      OhioBankers'
                                                      League (trade
                                                      association); from
                                                      September 1987 to
                                                      June 1991,
                                                      Vice President -
                                                      Communications,
                                                      TRW Information
                                                      Systems Group
                                                      (electronic and
                                                      space engineering).

John H. Ferring IV       Trustee     Since 1998       From 1979 to            16               N/A
3435 Stelzer Road                                     present,
Columbus, OH 43219                                    President and
Age: 50                                               Owner of
                                                      Plaze,
                                                      Incorporated, St.
                                                      Clair,
                                                      Missouri (packaging
                                                      manufacturer).

THE KENSINGTON FUNDS

Effective April 1, 2003, the new Trustees for the Kensington Funds are set forth below:

                                                                               Principal             Number of
Name,                      Position(s)              Term of                  Occupation (s)          Portfolios      Directorships
Address,                    Held With            Office/Length                 During the           Overseen for     Held Outside
and Age                   the New Trust         of time served                Past 5 Years         the New Trust     the New Trust
-------                   --------------        --------------          ------------------------   -------------   ----------------
KENSINGTON TRUSTEES

John P. Kramer             Trustee and            Since 2003            Principal, Kensington           3            Malan Realty
4 Orinda Way                President                                   Investment Group,                          Investors, Inc.
Suite 220D                                                              Inc. (since August 1993)
Orinda, CA 94563
Age: 45

Paul Gray                  Trustee and            Since 2003            Principal, Kensington           3            Malan Realty
4 Orinda Way              Vice President                                Investment Group,                          Investors, Inc.
Suite 220D                                                              Inc. (since August 1993)
Orinda, CA 94563
Age: 37

Craig M. Kirkpatrick       Trustee and            Since 2003            Principal, Kensington           3                N/A
4 Orinda Way              Vice President                                Investment Group,
Suite 220D                                                              Inc. (since August 1993)
Orinda, CA 94563
Age: 40

Robert M. Brown               Trustee             Since 2003            Partner, VxCapital              3                N/A
3435 Stelzer Road                                                       Partners
Columbus, OH 43219                                                      (Aircraft leasing)
Age: 44                                                                 (since March 2002);
                                                                        Senior Vice
                                                                        President, Pegusus
                                                                        Aviation, Inc.
                                                                        (Aircraft leasing)
                                                                        (1988-2002)

Frank C. Marinaro             Trustee             Since 2003            Portfolio Manager,              3                N/A
3435 Stelzer Road                                                       Emery and Howard
Columbus, OH 43219                                                      Portfolio Management
Age: 41                                                                 (since 1993)

David R. Pearce               Trustee             Since 2003            Vice President,                 3                N/A
3435 Stelzer Road                                                       Chief Financial Officer,
Columbus, OH 43219                                                      and Treasurer, Geerlings
Age: 44                                                                 & Wade (wine
                                                                        retailer) (since 1996)

David Reichenbaum             Trustee             Since 2003            David Reichenbaum               3                N/A
3435 Stelzer Road                                                       & Associates
Columbus, OH 43219                                                      (since March 1998);
Age: 45                                                                 Executive Vice
                                                                        President,
                                                                        MEDO Industries, Inc.
                                                                        (manufacturer)
                                                                        (1978-1998)

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of the Kensington Funds of the Coventry Group:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Kensington Funds (comprised of Real Estate Securities Fund, Select Income Fund and the Strategic Realty Fund) (collectively "the Funds") of the Coventry Group, a Massachusetts business trust, as of March 31, 2003, the related statement of operations for the year or period then ended, the statement of changes in net assets for the two years or periods then ended and the financial highlights for the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Kensington Funds of the Coventry Group as of March 31, 2003, the results of its operations for the year or period then ended, the changes in its net assets for each of the two years or periods then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Columbus, Ohio

May 22, 2003

          INVESTMENT ADVISER

          Kensington Investment Group, Inc.
          4 Orinda Way, Suite 220 D
          Orinda, California 94563
          (800)253-2949
          (925)253-9878 Fax
          info@kig.com

          ADMINISTRATOR AND DISTRIBUTOR

          BISYS Fund Services
          3435 Stelzer Road
          Columbus, Ohio 43219
          (877)833-7114 Toll Free

          LEGAL COUNSEL

          Dechert LLP
          1775 Eye Street, NW
          Washington, DC 20006

          INDEPENDENT AUDITORS

          Ernst & Young LLP
          1100 Huntington Center
          41 South High Street
          Columbus, Ohio 43215

          CUSTODIAN

          Custodial Trust Company
          101 Carnegie Center
          Princeton, New Jersey 08540

          This material does not constitute an offer to sell or a solicitation of an offer to buy any security. This material is authorized for distribution only when preceded or accompanied by a current prospectus for the Kensington Funds. The prospectus contains complete information including charges, expenses and ongoing fees and should be read carefully before investing. Performance information is prior to fees and expenses. Past performance may not be indicative of future results. Investment returns and principal value will fluctuate so shares may be worth more or less than their original cost.

          Investments in the Funds are subject to the risks related to direct investment in real estate such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself, the Funds do not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

                                                                           05/03